This is filed pursuant to Rule 497(c)
AB Trust
File Nos. 333-51938 and 811-10221.

AB Growth and Income Fund, Inc.
File Nos. 2-11023 and 811-00126.

AB Core Opportunities Fund, Inc.
File Nos. 333-90261 and 811-09687.

AB Global Risk Allocation Fund, Inc.
File Nos. 2-10988 and 811-00134.

AB Equity Income Fund, Inc.
File Nos. 33-66630 and 811-07916.

AB Global Real Estate Investment Fund, Inc.
File Nos. 333-08153 and 811-07707.

LOGO]
[A/B]

              THE AB VALUE FUNDS, AB CORE OPPORTUNITIES FUND AND AB GLOBAL RISK
                                ALLOCATION FUND

Domestic Value Funds                                  Core Opportunities
(Shares Offered-Exchange Ticker Symbol)               (Shares Offered-Exchange Ticker Symbol)
  > AB Value Fund                                       > AB Core Opportunities Fund
      (Class A-ABVAX; Class B-ABVBX; Class C-               (Class A-AUIAX; Class B-AUIBX; Class C-
       ABVCX; Class R-ABVRX; Class K-ABVKX;                  ADGCX; Class R-ADGRX; Class K-ADGKX;
       Class I-ABVIX; Advisor Class-ABVYX)                   Class I-ADGIX; Advisor Class-ADGYX; Class
                                                             Z-ADGZX)

  > AB Discovery Value Fund                           Global Risk Allocation
      (Class A-ABASX; Class B-ABBSX; Class C-         (Shares Offered-Exchange Ticker Symbol)
       ABCSX; Class R-ABSRX; Class K-ABSKX;             > AB Global Risk Allocation Fund
       Class I-ABSIX; Advisor Class-ABYSX; Class Z-         (Class A-CABNX; Class B-CABBX; Class C-
       ABSZX)                                               CBACX; Class R-CBSRX; Class K-CBSKX;
                                                            Class I-CABIX; Advisor Class-CBSYX)
  > AB Growth and Income Fund
      (Class A-CABDX; Class B-CBBDX; Class C-
       CBBCX; Class R-CBBRX; Class K-CBBKX;
       Class I-CBBIX; Advisor Class-CBBYX; Class Z-
       CBBZX)

  > AB Equity Income Fund
      (Class A-AUIAX; Class B-AUIBX; Class C-
       AUICX; Class R-AUIRX; Class K-AUIKX;
       Class I-AUIIX; Advisor Class-AUIYX; Class Z-
       AUIZX)

International Value Funds
(Shares Offered-Exchange Ticker Symbol)
  > AB Global Real Estate Investment Fund
      (Class A-AREAX; Class B-AREBX; Class C-
       ARECX; Class R-ARRRX; Class K-ARRKX;
       Class I-AEEIX; Advisor Class-ARSYX)

  > AB International Value Fund
      (Class A-ABIAX; Class B-ABIBX; Class C-ABICX;
       Class R-AIVRX; Class K-AIVKX;
       Class I-AIVIX; Advisor Class-ABIYX)



                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               February 27, 2015

--------------------------------------------------------------------------------

           This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated February 27, 2015 (the "Prospectus") for AB Value Fund ("Value Fund"), AB Discovery Value Fund ("Discovery Value") and AB International Value Fund ("International Value") of the AB Trust (the "ABT Funds"), the AB Growth and Income Fund ("Growth and Income"), the AB Core Opportunities Fund ("Core Opportunities"), the AB Global Risk Allocation Fund ("Global Risk Allocation"), the AB Equity Income Fund ("Equity Income") and the AB Global Real Estate Investment Fund ("Global Real Estate") (the "Companies") (the Companies, together with the ABT Funds, the "Funds") that offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares for each of the Funds, and Class Z shares for Discovery Value, Growth and Income, Equity Income and Core Opportunities. Financial statements for Growth and Income for the year ended October 31, 2014 and financial statements for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate for the year ended November 30, 2014, are included in the respective annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABglobal.com.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----

INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS..............................4
INVESTMENT RESTRICTIONS.......................................................48
MANAGEMENT OF THE FUNDS.......................................................50
EXPENSES OF THE FUNDS.........................................................85
PURCHASE OF SHARES............................................................95
REDEMPTION AND REPURCHASE OF SHARES..........................................121
SHAREHOLDER SERVICES.........................................................124
NET ASSET VALUE..............................................................126
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................131
PORTFOLIO TRANSACTIONS.......................................................140
GENERAL INFORMATION..........................................................146
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM..............................................................181
APPENDIX A:  PROXY VOTING POLICY STATEMENT...................................A-1

--------

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein(R) is a registered trademark used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

              INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

            The Companies are each an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

            AB Trust (the "Trust") is an open-end investment company whose shares are offered in separate series referred to as portfolios. The ABT Funds are portfolios of the Trust, which is described in this SAI. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that portfolio.

            Except as noted, the Funds' investment policies and practices described below are not "fundamental policies" within the meaning of the 1940 Act, and may, therefore, be changed by the Board of Directors of each of the Companies (the "Companies' Boards") or the Board of Trustees of the Trust (the "Trust Board" and, together with the Companies' Boards, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices
--------------------------------------------

            The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectus.

          Global Risk Allocation may pursue its investment objective by investing in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of Global Risk Allocation organized under the laws of the Cayman Islands (the "Subsidiary"). The Subsidiary is advised by AllianceBernstein L.P., the Fund's Adviser (the "Adviser"), and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as Global Risk Allocation; however, the Subsidiary (unlike Global Risk Allocation), may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. Global Risk Allocation and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as Global Risk Allocation. By investing in the Subsidiary, Global Risk Allocation is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by Global Risk Allocation and are subject to the same risks that apply to similar investments if held directly by Global Risk Allocation. See "Investments in the Wholly-Owned Subsidiary" below for a more detailed discussion of the Subsidiary.

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

            A Fund may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as those of Europe and Asia.

Derivatives
-----------

            A Fund may, but is not required to, use derivatives for hedging or other risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Fund, are described below. Derivatives include listed and cleared transactions, where the Fund's derivative trade counterparty is an exchange or clearinghouse, and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Fund's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            --   Market  Risk.  This  is  the  general  risk  attendant  to  all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Fund's counterparty to perform its obligations under the transaction. If the counterparty defaults, the Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Fund will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which an Underlying Portfolio invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

            Other. A Fund may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a minimal amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator, or CPO. Under such rules, registered investment companies are subject to additional disclosure and reporting requirements. The Adviser and the Funds, except Global Risk Allocation and the Subsidiary, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 and are not currently subject to these registration and reporting requirements. This exclusion is not available to Global Risk Allocation or the Subsidiary, and the Adviser has registered as a CPO with respect to Global Risk Allocation and the Subsidiary. This registration subjects Global Risk Allocation and the Subsidiary to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by a Fund
-----------------------------------------------------

            --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

            A Fund may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.

            A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

            A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            A Fund also may, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

            A Fund may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Fund has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be off set by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.

            The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

            --Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Fund may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Fund has the risk of losing the entire amount paid for the call or put options.

            --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

            --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

            A Fund may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, a Fund could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

            --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            --Currency Swaps. A Fund may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Fund expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. The Funds will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            --Swaps: Interest Rate Transactions. A Fund may enter into interest rate swaps, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

            Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. A Fund will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            --Variance and Correlation Swaps. A Fund may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            --Total Return Swaps. A Fund may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

            --Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Fund and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be, subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before their expiration date, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            A Fund's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in OTC markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
--------------------------------------------------------------------------------

            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Fund assumes the rights and risks of ownership of the security, but the Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Fund's volatility of returns.

            The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            When-issued securities and forward commitments may be sold prior to the settlement date. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.

            At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

            A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund OTC and the cover for options written by the Fund OTC, and
(c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities ("Rule 144A Securities") to qualified institutional buyers. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Boards. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Boards, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investments in Exchange-Traded Funds and Other Investment Companies
-------------------------------------------------------------------

            The Funds may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the underlying indices for various reasons. The Funds will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which are based on supply and demand in the market for the ETFs shares, may differ from their NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            The Funds may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Funds acquire shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Funds' expenses. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Investments in the Wholly-Owned Subsidiary
------------------------------------------

            Investments in the Subsidiary are expected to provide Global Risk Allocation with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below under "Dividends, Distributions and Taxes". The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

            It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although Global Risk Allocation may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that Global Risk Allocation invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

            While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect Global Risk Allocation and its shareholders.

Loans of Portfolio Securities
-----------------------------

            A Fund may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act. Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.

            In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Boards) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Fund in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            A Fund will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Fund amounts equal to any income or other distribution from the securities.

            A Fund will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to money market fund's investment risk. The Funds may pay reasonable finders', administrative and custodial fees in connection with a loan.

            A Fund will not have the right to vote any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When a Fund lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments
-----------------------------------

            A Fund may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). A loan is often administered by a bank or other financial institution that acts as agent for the holders. The financial status of the agent interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

            The success of a Fund's investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. The agent typically has broad discretion in enforcing loan agreements.

            A Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Ratings Services ("S&P")) or higher.

            When a Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a Loan is through a Participation and not an Assignment. A Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, a Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet a Fund's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its asset value.

            Loans in which a Fund may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition. A Fund may also participate in unfunded loan commitments, which are contractual obligations for future funding, and may receive a commitment fee based on the amount of the commitment.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities
--------------------------------------------------------------------------------

            The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Fund) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association, or GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than five years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. The compounding effect from reinvestment of monthly payments received by a Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA, and the Federal Home Loan Mortgage Association, or FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government, respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in light of the funding and liquidity requirements referenced above, effectively backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" ( in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation. A Fund may invest in other forms of mortgage-related securities including CMOs, which are debt obligations of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities ("IOs") receiving all of the interest payments from the underlying assets and one class of principal-only securities ("POs") receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            A Fund will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable-rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. There may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Fund's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Fund's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. A Fund may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

            Structured Securities. A Fund may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

            A Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

            Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities). As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Preferred Stock
---------------

            A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

            Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest and payments. Similar to investment companies, such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

            A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

            The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

            A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, constitutes two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction constitutes two separate transactions. A Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

            Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.

            Reverse repurchase agreements can be viewed as a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest in other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions.

            Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging a Fund's assets because the Fund uses the proceeds to make investments in other securities. See "Certain Risk and Other Considerations - Borrowing and Use of Leverage" below.

Rights and Warrants
-------------------

            A Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

            A Fund's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Fund's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Fund may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Fund may determine to hold the securities in its portfolio.

Securities Ratings
------------------

            The ratings of fixed-income securities by Moody's, S&P, Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

            Securities rated Baa, BBB+, BBB, or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

            Non-rated securities will also be considered for investment by a Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

            The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

            The Adviser will try to reduce the risk inherent in a Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

            Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Short Sales
-----------

            A Fund may make short sales of securities or maintain a short position. A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. See "Dividends, Distributions and Taxes - Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Fund.

Short-Term Investments
----------------------

            A Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

            A Fund may invest in short-term debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a short-term debt security that is downgraded below BBB- or Baa3 (or an equivalent rating) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Special Situations
------------------

            A Fund may invest in special situations. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements in the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

            A Fund may from time to time enter into standby commitment agreements. Such agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
-------------------

            A Fund may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for a Fund than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured products or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: The Fund may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Fund might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund' investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

U.S. Government Securities
--------------------------

            U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that may not be supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

            U.S. Government securities also include certain stripped mortgage-related securities. Stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

            Inflation-indexed securities, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

            Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

            TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

            Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

            U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. A Fund may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by a Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Fund's investment objective and policies. A Fund also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and forward contracts. This means that the Fund will use the cash proceeds made available during the terms of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as a Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher net return than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings, or the carrying costs of leveraged transactions, approaches the net return on the leveraged portion of a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings, or the carrying costs of leveraged transactions, were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales, involve leverage and may expose a Fund to potential losses that, in some cases, may exceed the amount originally invested by the Fund. When a Fund engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Fund's exposure, on a marked-to-market or other relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The segregation of assets is intended to enable the Fund to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Fund's exposure to loss.

            Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Real Estate Investments
-----------------------

            If a Fund, including, in particular, Global Real Estate, receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by Global Real Estate in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

            Additional Risks of Futures Contracts, Options on Futures Contracts, Swaps, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, swaps, options on foreign currencies and forward contracts may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments may be traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States and (v) lesser trading volume.

           Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

           There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or resuls of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

            Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund may invest and could adversely affect a Fund's assets should these conditions or events recur.

            Foreign investment in the securities of companies in certain countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude Fund investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

            Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

            Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "United States Federal Income Taxation of the Funds".

            Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

            For many securities of foreign issuers, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or OTC. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales.

            Foreign Currency Transactions. A Fund may invest in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Fund's total assets adjusted to reflect a Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

            A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if a Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves involve certain special risks.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            The following investment restrictions, which may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

            As a matter of fundamental policy, a Fund may not:

            (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------------------
(1) Global Real Estate has not adopted policies to concentrate investments in any one industry. Although Global Real Estate invests generally in the real estate industry sector, the primary economic characteristics of companies in this sector are materially different. Global Real Estate invests in equity and mortgage REITs, each of which seek different types of investments. Equity REITs invest directly in real estate properties and mortgage REITs make loans to real estate owners and purchase mortgages on real estate. In addition, there are many different types of REITs in which Global Real Estate may invest, including for example, those that invest in shopping malls, industrial and office buildings, apartments, warehouses, lodging and hotels, and health care facilities. REITs may also invest in specific regions, states or countries. Foreign REITs or other non-U.S. real estate investments may have significantly different characteristics than those in the U.S.


            (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

            (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) with respect to Discovery Value and International Value, purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts, and, with respect to Value, Growth and Income, Core Opportunities, Global Risk Allocation, Global Real Estate and Equity Income, may purchase or sell commodities or options thereon to the extent permitted by applicable law; or

            (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:

            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

            The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and is subject to change without shareholder approval.

            The Funds may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Funds may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision of the Boards. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2014, totaling over $474 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

            As of December 31, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

               AXA and its subsidiaries                     62.1%
               Holding                                      36.5
               Unaffiliated holders                          1.4
                                                    ---------------------
                                                           100.0%
                                                    =====================

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of December 31, 2014, AXA owned approximately 1.4% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.7% economic interest in the Adviser as of December 31, 2014.

Advisory Agreements and Expenses
--------------------------------

            The Adviser serves as investment manager and adviser of each of the Funds, continuously furnishes an investment program for each Fund, and manages, supervises and conducts the affairs of each Fund, subject to the oversight of the Boards.

            Under the Funds' Advisory Agreements, the Adviser furnishes advice and recommendations with respect to the Funds' portfolios of securities and investments, and provides persons satisfactory to the Boards to act as officers of the Funds. Such officers or employees may be employees of the Adviser or of its affiliates.

            The Adviser is, under the Advisory Agreements, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            The Funds have, under the Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments thereto specifically approved by the Boards. During the fiscal year ended November 30, 2014, for the Value Fund, International Value, Discovery Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, the amounts paid to the Adviser for such services amounted to a total of $51,316, $49,605, $51,316, $49,458, $52,226, $56,599 and $50,127, respectively, after any waiver or reimbursement. During the fiscal year ended October 31, 2014, for the Growth and Income Fund, the amount paid to the Adviser for such services amounted to a total of $53,715 after any waiver or reimbursement.

            The Advisory Agreements for each of the Funds continue in effect from year to year provided that their continuance is specifically approved at least annually by majority vote of the holders of the outstanding voting securities of each Fund or by the Directors/Trustees ("Directors"), and, in either case, by a majority of the Directors who are not parties to the Advisory Agreements or "interested persons" of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreements for all Funds was approved by a vote, cast in person, for additional annual terms by the Board at their meetings held on May 6-8, 2014.

            Any material amendment to the Advisory Agreements must be approved by the vote of a majority of the outstanding securities of the relevant Fund and by the vote of a majority of the Directors who are not interested persons of the Fund or the Adviser. The Advisory Agreements are terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of their assignment. The Advisory Agreements provide that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the Adviser's clients (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

VALUE FUND

            For the services rendered by the Adviser under the Advisory Agreement, Value Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser earned from the Fund $2,304,151, $2,190,165 and $2,067,349, respectively, in advisory fees.

DISCOVERY VALUE

            For the services rendered by the Adviser under the Advisory Agreement, Discovery Value paid the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser earned from the Fund $17,649,048, $15,136,491 and $10,743,541 (of which $0, $0 and $464,546, which was waived by the Adviser), respectively, in advisory fees.

INTERNATIONAL VALUE

            For the services rendered by the Adviser under the Advisory Agreement, International Value pays the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser earned from the Fund $3,580,184, $4,248,132 and $6,542,513, respectively, in advisory fees.

GROWTH AND INCOME

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended October 31, 2014, October 31, 2013 and October 31, 2012, the Adviser received from the Fund advisory fees of $13,356,929, $8,080,679 and $7,430,537 (of which 635,148, $0 and $0, were waived by the advisor), respectively, in advisory fees. The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis .95%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the Period.

CORE OPPORTUNITIES

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser earned from the Fund $842,668, $693,401 and $357,598 (of which $214,566 , $154,365 and
$211,499, were waived by the Adviser), respectively, in advisory fees. The Adviser has contractually agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15%, .90% and .90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. The fee waiver and/or expense reimbursement agreement automatically extends each year unless the Adviser provides notice of termination to the Fund at least 60 days prior to the end of the Period.

GLOBAL RISK ALLOCATION

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .60% of the first $200 million, ..50% of the next $200 million and .40% of the excess over $400 million as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser received from the Fund advisory fees of $2,283,178, $2,586,010 and $2,820,203, respectively, in advisory fees.

EQUITY INCOME

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser received from the Fund $4,862,770, $3,711,203 and $2,550,860, respectively, in advisory fees. The Adviser has agreed for the period from the effective date of the Fund's Prospectus to the effective date of the subsequent Prospectus incorporating the Fund's annual financial statements (the "Period") to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.25%, 1.95%, 1.95%, .95%, 1.45%, 1.20%, .95% and
..95% of the daily net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively (the "Expense Caps"). The fee waiver and/or expense reimbursement agreement automatically extends each fiscal year unless the Adviser provides notice of termination to the Trust at least 60 days prior to the end of the Period.

GLOBAL REAL ESTATE

            For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee of .55% of the first $2.5 billion, ..45% of the excess over $2.5 billion up to $5 billion and .40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the Adviser earned from the Fund $889,279, $808,813 and $661,450, respectively, in advisory fees.

ALL FUNDS

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AB Pooling Portfolios and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AB Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AB Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Directors Information
------------------------------

           The Boards are comprised of the same Directors for all Funds. Certain information concerning the Directors is set forth below.


                                                                                            Other Public
                                                                         Portfolios in      Company
Name, Address,*                     Principal Occupation(s)              AB Fund Complex    Directorships Held
Age and                             During Past Five                     Overseen by        by Director in the
(Year First Elected**)              Years or Longer                      Director           Past Five Years
----------------------              ---------------                      ---------          ---------------
INDEPENDENT DIRECTORS

Chairman of the Board
Marshall C. Turner, Jr., #          Private Investor since prior to             116         Xilinx, Inc.
73                                  2010.  Former Chairman and CEO of                       (programmable logic
2005 - All Funds                    Dupont Photomasks, Inc. (components                     semi-conductors)
                                    of semi-conductor manufacturing).                       since 2007 and
                                    He has extensive operating,                             SunEdison, Inc.
                                    leadership and Venture Capital                          (solar materials
                                    investing experience, including five                    and power plants)
                                    interim or full-time CEO roles, and                     from 2007 until
                                    prior service as general partner of                     July 2014
                                    three institutional venture capital
                                    partnerships, and serves on the
                                    boards of several education and
                                    science-related non-profit
                                    organizations.  He has served as a
                                    director of one AB fund since 1992,
                                    and director or trustee of multiple
                                    AB funds since 2005.  He has been
                                    Chairman of the AB Funds since
                                    January 2014, and the Chairman of
                                    the Independent Directors
                                    Committees of such Funds since
                                    February 2014.

John H. Dobkin, #                   Independent Consultant since prior          116                None
73                                  to 2010.  Formerly, President of
(1992 - Global Risk Allocation)     Save Venice, Inc. (preservation
(1993 - Equity Income)              organization) from 2001-2002;
(1996 - Global Real Estate)         Senior Advisor from June 1999-June
(1998 - Growth and Income)          2000 and President of Historic
(1999 - Core Opportunities)         Hudson Valley (historic
(2001 - Value Fund, Discovery       preservation) from December
Value, International Value)         1989-May 1999.  Previously,
                                    Director of the National Academy of
                                    Design. He has served as a director
                                    or trustee of various AB Funds
                                    since 1992 and as Chairman of the
                                    Audit Committees of a number of
                                    such Funds from 2001-2008.

Michael J. Downey, #                Private Investor since prior to             116         Asia Pacific Fund,
71                                  2010. Formerly, managing partner                        Inc. (registered
2005 - All Funds                    of Lexington Capital, LLC                               investment company)
                                    (investment advisory firm) from                         since prior to
                                    December 1997 until December 2003.                      2010, and The
                                    He served as director of Prospect                       Merger Fund since
                                    Acquisition Corp. (financial                            prior to 2010 until
                                    services) from 2007 until 2009.                         2013
                                    From 1987 until 1993, Chairman and
                                    CEO of Prudential Mutual Fund
                                    Management, director of the
                                    Prudential mutual funds, and member
                                    of the Executive Committee of
                                    Prudential Securities Inc.  He has
                                    served as a director or trustee of
                                    the AB Funds since 2005 and is a
                                    director and Chairman of one other
                                    registered investment company.


William H. Foulk, Jr. #             Investment Adviser and an                   116         None
82                                  Independent Consultant since prior
(1992 - Global Risk Allocation)     to 2010.  Previously, he was Senior
(1993 - Equity Income)              Manager of Barrett Associates,
(1996 - Global Real Estate)         Inc., a registered investment
(1998 - Growth and Income)          adviser.  He was formerly Deputy
(1999 - Core Opportunities)         Comptroller and Chief Investment
(2001 - Value Fund, Discovery       Officer of the State of New York
Fund, International Value)          and, prior thereto, Chief
                                    Investment Officer of the New York
                                    Bank for Savings. He has served as
                                    a director or trustee of various AB
                                    Funds since 1983 and was Chairman
                                    of the Independent Directors
                                    Committees of the AB Funds from
                                    2003 until early February 2014.  He
                                    served as Chairman of such Funds
                                    from 2003 through December 2013.

D. James Guzy, #                    Chairman of the Board of SRC                116         PLX Technology
78                                  Computers, Inc. (semi-conductors),                      (semi-conductors)
2005 - All Funds                    with which he has been associated                       since prior to 2010
                                    since prior to 2010.  He served as                      until November
                                    Chairman of the Board of PLX                            2013, and Cirrus
                                    Technology (semi-conductors) since                      Logic Corporation
                                    prior to 2010 until November 2013.                      (semi-conductors)
                                    He was a director of Intel                              since prior to 2010
                                    Corporation (semi-conductors) from                      until July 2011
                                    1969 until 2008, and served as
                                    Chairman of the Finance Committee
                                    of such company for several years
                                    until May 2008.  He has served as a
                                    director or trustee of one or more
                                    of the AB Funds since 1982.

Nancy P. Jacklin, #                 Professorial Lecturer at the Johns          116                None
66                                  Hopkins School of Advanced
2006 - All Funds                    International Studies since 2008.
                                    Formerly, U.S. Executive Director
                                    of the International Monetary Fund
                                    (which is responsible for ensuring
                                    the stability of the international
                                    monetary system), (December
                                    2002-May 2006); Partner, Clifford
                                    Chance (1992-2002); Sector Counsel,
                                    International Banking and Finance,
                                    and Associate General Counsel,
                                    Citicorp (1985-1992); Assistant
                                    General Counsel (International),
                                    Federal Reserve Board of Governors
                                    (1982-1985); and Attorney Advisor,
                                    U.S. Department of the Treasury
                                    (1973-1982).  Member of the Bar of
                                    the District of Columbia and of New
                                    York; and member of the Council on
                                    Foreign Relations.  She has served
                                    as a director or trustee of the AB
                                    Funds since 2006 and has been
                                    Chairman of the Governance and
                                    Nominating Committees of the Funds
                                    since August 2014.

Garry L. Moody, #                   Independent Consultant. Formerly,           116               None
62                                  Partner, Deloitte & Touche LLP,
2008 - All Funds                    (1995-2008) where he held a number
                                    of senior positions, including Vice
                                    Chairman, and U.S. and Global
                                    Investment Management Practice
                                    Managing Partner; President,
                                    Fidelity Accounting and Custody
                                    Services Company (1993-1995); and
                                    Partner, Ernst & Young LLP
                                    (1975-1993), where he served as the
                                    National Director of Mutual Fund
                                    Tax Services and Managing Partner
                                    of its Chicago Office Tax
                                    department.  He is a member of both
                                    the Governing Council of the
                                    Independent Directors Council
                                    (IDC), an organization of
                                    independent directors of mutual
                                    funds, and the Trustee Advisory
                                    Board of BoardIQ, a biweekly
                                    publication focused on issues and
                                    news affecting directors of mutual
                                    funds.  He has served as a director
                                    or trustee, and as Chairman of the
                                    Audit Committees, of the
                                    AB Funds since 2008.

Earl D. Weiner, #                   Of Counsel, and Partner prior to            116                None
75                                  January 2007, of the law firm
2007 - All Funds                    Sullivan & Cromwell LLP and is a
                                    former member of the ABA Federal
                                    Regulation of Securities Committee
                                    Task Force to draft editions of the
                                    Fund Director's Guidebook.  He has
                                    served as director or trustee of
                                    the AB Funds since 2007 and served
                                    as Chairman of the Governance and
                                    Nominating Committees of the AB
                                    Funds from 2007 until August 2014.

INTERESTED DIRECTOR

Robert M. Keith, +, ++              Senior Vice President of the                116                None
54                                  Adviser++ and the head of
1345 Avenue of the Americas         AllianceBernstein Investments, Inc.
New York, NY 10105                  ("ABI")++ since July 2008; Director
2010 - All Funds                    of ABI and President of the AB
                                    Mutual Funds. Previously, he served
                                    as Executive Managing Director of
                                    ABI from December 2006 to June
                                    2008.  Prior to joining ABI in
                                    2006, Executive Managing Director
                                    of Bernstein Global Wealth
                                    Management, and prior thereto,
                                    Senior Managing Director and Global
                                    Head of Client Service and Sales of
                                    the Adviser's institutional
                                    investment management business
                                    since 2004.  Prior thereto, he was
                                    Managing Director and Head of North
                                    American Client Service and Sales
                                    in the Adviser's institutional
                                    investment management business with
                                    which he had been associated since
                                    prior to 2004.

----------------
* The address for each of the Funds' Independent Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Funds due to his position as a Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Funds.

            The business and affairs of each Fund are overseen by the Boards. Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

            Experience, Skills, Attributes and Qualifications of the Funds' Directors. The Governance and Nominating Committee of the Boards, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Boards, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Funds. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Boards believe that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Boards to operate effectively in governing the Fund and protecting the interests of shareholders. The Boards have concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Boards have taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Boards' conclusion that the Director should serve (or continue to serve) as a Director, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Funds' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), served as Chairman of the Independent Directors Committees from 2003, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of various non-profit organizations and Chairman of a number of them, and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until
August 2014. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Boards and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Boards are responsible for oversight of the Funds. The Funds have engaged the Adviser to manage the Funds on a day-to-day basis. The Boards are responsible for overseeing the Adviser and the Funds' other service providers in the operations of the Funds in accordance with each Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Funds' charter and bylaws. The Boards typically meet in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Boards have established three standing committees - the Audit, Governance and Nominating, and Independent Directors Committees - and may establish ad hoc committees or working groups from time to time, to assist the Boards in fulfilling their oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of each Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Boards' leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Boards' independent judgment in evaluating and managing the relationships. In addition, the Boards are required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks, including cyber risks. Day-to-day risk management with respect to the Funds resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Boards have charged the Adviser and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Funds; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Boards' general oversight of the Funds' investment program and operations and is addressed as part of various regular Board and committee activities. The Funds' investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Boards and the Audit Committees. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer and the Global Heads of Investment Risk and Trading Risk of the Adviser), the Funds' Chief Compliance Officer, each Fund's Senior Officer (who is also the Fund's Independent Compliance Officer), each Fund's independent registered public accounting firm and counsel, the Adviser's Chief Compliance Officer and internal auditors for the Adviser, as appropriate, regarding risks faced by the Funds and the Adviser's risk management programs. In addition, the Directors receive regular updates on cyber security matters.

            Not all risks that may affect the Funds can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.

            Board Committees. The Boards have three standing committees - an Audit Committee, a Governance and Nominating Committee, and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Boards in their oversight of the Funds' accounting and financial reporting policies and practices. The Audit Committees of the Boards met three times during each Fund's most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of the Boards met three times during each Fund's most recently completed fiscal year.

            The Boards have adopted a charter for their Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Boards in carrying out their responsibilities with respect to governance of a Fund and identifies, evaluates and selects and nominates candidates for that Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by a Fund's current Board members, officers, the Adviser, shareholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds no less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Boards to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Boards. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, and the candidate's ability to qualify as an Independent Director or Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.
            The function of the Independent Directors Committee is to consider and take action on matters that the Boards or Committee believes should be addressed in an executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of the Boards met seven times during each Fund's most recently completed fiscal year.

            The dollar range of each Fund's securities owned by each Director and the aggregate dollar range of securities of funds in the AB Fund Complex owned by each Director are set forth below.


                                                            DOLLAR RANGE               DOLLAR RANGE
                                 DOLLAR RANGE               OF EQUITY                  OF EQUITY
                                 OF EQUITY                  SECURITIES IN              SECURITIES IN
                                 SECURITIES IN              DISCOVERY                  INTERNATIONAL
                                 VALUE FUND AS OF           VALUE AS OF                VALUE AS OF
                                 DECEMBER 31, 2014          DECEMBER 31, 2014          DECEMBER 31, 2014
                                 -----------------          -----------------          -----------------

John H. Dobkin                         None                       None                       None
Michael J. Downey                      None                       None                  $10,001-$50,000
William H. Foulk, Jr.            $10,001-$50,000              $10,001-$50,000               $1-$10,000
D. James Guzy                          None                       None                       None
Nancy P. Jacklin                       None                       None                       None
Robert M. Keith                        None                       None                       None
Garry L. Moody                         None                  $10,001-$50,000                 None
Marshall C. Turner, Jr.                None                  $50,001-$100,000                None
Earl D. Weiner                   $10,001-$50,000             $10,001-$50,000                 None


                                                            DOLLAR RANGE               DOLLAR RANGE
                                 DOLLAR RANGE               OF EQUITY                  OF EQUITY
                                 OF EQUITY                  SECURITIES IN              SECURITIES IN
                                 SECURITIES IN              CORE                       GLOBAL RISK
                                 GROWTH AND                 OPPORTUNITIES              ALLOCATION
                                 INCOME AS OF               AS OF                      AS OF
                                 DECEMBER 31, 2014          DECEMBER 31, 2014          DECEMBER 31, 2014
                                 -----------------          -----------------          -----------------

John H. Dobkin                   $10,001-$50,000                  None                       None
Michael J. Downey                      None                 $50,001-$100,000                 None
William H. Foulk, Jr.                  None                       None                       None
D. James Guzy                          None                       None                       None
Nancy P. Jacklin                 $10,001-$50,000                  None                       None
Robert M. Keith                        None                       None                       None
Garry L. Moody                         None                       None                       None
Marshall C. Turner, Jr.                None                 $10,001-$50,000                  None
Earl D. Weiner                         None                       None                       None


                                 DOLLAR RANGE               DOLLAR RANGE
                                 OF EQUITY                  OF EQUITY                  AGGREGATE DOLLAR
                                 SECURITIES IN              SECURITIES IN              RANGE OF EQUITY
                                 EQUITY INCOME              GLOBAL REAL                SECURITIES IN THE
                                 AS OF                      ESTATE AS OF               AB FUND COMPLEX AS
                                 DECEMBER 31, 2014          DECEMBER 31, 2014          DECEMBER 31, 2014
                                  -----------------         -----------------          -----------------

John H. Dobkin                         None                       None                   Over $100,000
Michael J. Downey                      None                       None                   Over $100,000
William H. Foulk, Jr.                  None                       None                   Over $100,000
D. James Guzy                          None                       None                   Over $100,000
Nancy P. Jacklin                 $10,001-$50,000                  None                   Over $100,000
Robert M. Keith                        None                       None                       None
Garry L. Moody                   $50,001-$100,000           $10,001-$50,000              Over $100,000
Marshall C. Turner, Jr.                None                       None                   Over $100,000
Earl D. Weiner                         None                       None                   Over $100,000


Officer Information
-------------------

Certain information concerning each Fund's officers is set forth below.

***

NAME, ADDRESS,*          POSITION(S) HELD WITH    PRINCIPAL OCCUPATION
AND AGE                  WITH FUND                DURING PAST 5 YEARS
-------                  ---------                -------------------

All Funds
---------

Robert M. Keith,         President and Chief      See biography above.
54                       Executive Officer

Philip L. Kirstein,      Senior Vice President    Senior Vice President and
69                       and Independent          Independent Compliance
                         Compliance Officer       Officer of the AB Funds, with
                                                  which he has been associated
                                                  since October 2004.  Prior
                                                  thereto, he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October
                                                  2004, and General Counsel of
                                                  Merrill Lynch Investment
                                                  Managers, L.P. since prior to
                                                  March 2003.

Emilie D. Wrapp,         Secretary                Senior Vice President,
59                                                Assistant General Counsel and
                                                  Assistant Secretary of ABI**,
                                                  with which she has been
                                                  associated since prior to
                                                  2010.

Joseph J. Mantineo,      Treasurer and Chief      Senior Vice President of
55                       Financial Officer        ABIS**, with which he has
                                                  been associated since prior
                                                  to 2010.

Vincent S. Noto,         Chief Compliance         Vice President and Mutual
50                       Officer                  Fund Chief Compliance Officer
                                                  of the Adviser** since 2014.
                                                  Prior thereto, he was Vice
                                                  President and Director of
                                                  Mutual Fund Compliance of the
                                                  Adviser** since prior to
                                                  2010.

Phyllis J. Clarke,       Controller               Vice President of ABIS**,
54                                                with which she has been
                                                  associated since prior to
                                                  2010.

Equity Income &
Value Fund
----------

Christopher W. Marx,     Vice President           Senior Vice President of the
47                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Joseph G. Paul,          Senior Vice President    Senior Vice President of the
55                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Gregory L. Powell,       Vice President           Senior Vice President of the
56                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Discovery Value
---------------

James W. MacGregor,      Vice President           Senior Vice President of the
47                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Joseph G. Paul,          Senior Vice President    See biography above.
55

Shri Singhvi,            Vice President           Senior Vice President of the
41                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

International Value
-------------------

Takeo Aso,               Vice President           Senior Vice President of the
50                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.


Avi Lavi,                Vice President           Senior Vice President of the
48                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Kevin F. Simms,          Senior Vice President    Senior Vice President of the
48                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Growth and Income &
Core Opportunities
------------------

Frank V. Caruso,         Senior Vice President    Senior Vice President of the
58                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Global Risk Allocation
----------------------

Michael DePalma,         Vice President           Senior Vice President of the
47                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Leon Zhu,                Vice President           Senior Vice President of the
47                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

Global Real Estate
------------------

Eric J. Franco,          Vice President           Senior Vice President of the
54                                                Adviser**, with which he has
                                                  been associated since prior
                                                  to 2010.

----------------
* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of each Fund.

            The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to the Directors by each Fund for the fiscal year ended October 31, 2014 or November 30, 2014, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2014 by the AB Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors or Trustees serves as a director or trustee are set forth below. Neither the Funds nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

                                       Aggregate     Aggregate
                        Aggregate      Compensation  Compensation   Aggregate
                        Compensation   From          from           Compensation
                        from Value     Discovery     International  from Growth
Name of Director        Fund           Value         Value          and Income
----------------        ------------   ------------  -------------  ------------

John H. Dobkin            $6,550        $6,550        $6,550         $6,550
Michael J. Downey         $6,550        $6,550        $6,550         $6,550
William H. Foulk, Jr.     $6,550        $6,550        $6,550         $7,956
D. James Guzy             $6,550        $6,550        $6,550         $6,550
Nancy P. Jacklin          $6,738        $6,738        $6,738         $6,625
Robert M. Keith           $0            $0            $0             $0
Garry L. Moody            $7,425        $7,425        $7,425         $7,425
Marshall C. Turner, Jr.   $10,206       $10,206       $10,206        $8,988
Earl D. Weiner            $6,813        $6,813        $6,813         $6,925

                                       Aggregate
                        Aggregate      Compensation  Aggregate      Aggregate
                        Compensation   From Global   Compensation   Compensation
                        from Core      Risk          from Equity    from Global
Name of Director        Opportunities  Allocation    Income         Real Estate
----------------        ------------   ------------  -------------  ------------

John H. Dobkin            $6,550        $6,550        $6,550         $6,550
Michael J. Downey         $6,550        $6,550        $6,550         $6,550
William H. Foulk, Jr.     $6,550        $6,550        $6,550         $6,550
D. James Guzy             $6,550        $6,550        $6,550         $6,550
Nancy P. Jacklin          $6,737        $6,738        $6,737         $6,738
Robert M. Keith           $0            $0            $0             $0
Garry L. Moody            $7,425        $7,425        $7,425         $7,425
Marshall C. Turner, Jr.   $10,206       $10,206       $10,206        $10,206
Earl D. Weiner            $6,812        $6,813        $6,812         $6,813


                                                              Total Number of
                                         Total Number of      Investment
                                         Investment           Portfolios within
                          Total          Companies in the     the AB Fund
                          Compensation   AB Fund Complex,     Complex, Including
                          from the AB    Including the        the Funds, as to
                          Fund Complex,  Funds, as to which   which the Director
                          Including      the Director is a    is  a Director or
Name of Director          the Funds      Director or Trustee  Trustee
----------------          -------------  -------------------  ------------------

John H. Dobkin              $262,000             31                   116
Michael J. Downey           $262,000             31                   116
William H. Foulk, Jr.       $262,000             31                   116
D. James Guzy               $262,000             31                   116
Nancy P. Jacklin            $269,500             31                   116
Robert M. Keith             $0                   31                   116
Garry L. Moody              $297,000             31                   116
Marshall C. Turner, Jr.     $457,000             31                   116
Earl D. Weiner              $272,500             31                   116


            As of February 6, 2015, the Directors and officers of each Fund as a group owned less than 1% of the shares of the Fund.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

            VALUE FUND. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Value Senior Investment Management Team. Mr. Christopher W. Marx, Mr. Joseph G. Paul and Mr. Gregory L. Powell are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

------------------
(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2014 are set forth below:

                                                DOLLAR RANGES OF EQUITY
                                                 SECURITIES IN THE FUND(3)
                                                 -------------------------

           Christopher W. Marx                            None
           Joseph G. Paul                                 None
           Gregory L. Powell                       $100,001-$500,000

------------------
(3) The ranges presented above include vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

            As of November 30, 2014, employees of the Adviser had approximately $3,260,077 invested in shares of the Fund and approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                        REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                  Number of       Total Assets
                       Total                      Registered      of Registered
                       Number of   Total Assets   Investment      Investment
                       Registered  of Registered  Companies       Companies
                       Investment  Investment     Managed with    Managed with
                       Companies   Companies      Performance-    Performance-
Portfolio Manager      Managed     Managed        based Fees      based Fees
--------------------   ---------- --------------- --------------- --------------
Christopher W. Marx        1      $740,000,000         None           None
--------------------   ---------- --------------- --------------- --------------
Joseph G. Paul            52      $15,185,000,000      None           None
--------------------   ---------- --------------- --------------- --------------
Gregory L. Powell         26      $3,906,000,000       None           None
--------------------   ---------- --------------- --------------- --------------

--------------------------------------------------------------------------------
                       OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number        Total Assets    Other Pooled   Pooled
                      of Other      of Other        Investment     Investment
                      Pooled        Pooled          Vehicles       Vehicles
                      Investment    Investment      Managed with   Managed with
                      Vehicles      Vehicles        Performance-   Performance-
Portfolio Manager     Managed       Managed         based Fees     based Fees
--------------------  ----------   -------------    ------------   -------------
Christopher W. Marx     None             None          None           None
--------------------  ----------   ---------------  ------------  --------------
Joseph G. Paul          178        $27,742,000,000        1        $183,000,000
--------------------  ----------   ---------------  ------------  --------------
Gregory L. Powell        10        $285,000,000        None           None
--------------------  ----------   ---------------  ------------  --------------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of     Total Assets
                       Total                       Other         of Other
                       Number      Total Assets    Accounts      Accounts
                       of Other    Of Other        Managed with  Managed with
                       Accounts    Accounts        Performance-  Performance-
Portfolio Manager      Managed     Managed         based Fees    based Fees
--------------------  ----------  ---------------  ------------  ---------------
Christopher W. Marx     17,659    $9,579,000,000      None           None
--------------------  ----------  ---------------  ------------  ---------------
Joseph G. Paul          45,651    $26,673,000,000       5        $122,000,000
--------------------  ----------  ---------------  ------------   --------------
Gregory L. Powell       27,972    $8,275,000,000        1        $13,000,000
--------------------  ----------  ---------------  ------------- ---------------

            DISCOVERY VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Discovery Value Senior Investment Management Team. Mr. James W. MacGregor, Mr. Joseph G. Paul, and Mr. Shri Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2014 are set forth below:

                                                  DOLLAR RANGES OF EQUITY
                                                  SECURITIES IN THE FUND
                                                  ----------------------

              James W. MacGregor                      Over $1,000,000
              Joseph G. Paul                          $10,001-$50,000
              Shri Singhvi                                 None

            As of November 30, 2014, employees of the Adviser had approximately $2,847,554 invested in shares of the Fund and approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                       Total                        Registered     of Registered
                       Number of    Total Assets    Investment     Investment
                       Registered   of Registered   Companies      Companies
                       Investment   Investment      Managed with   Managed with
                       Companies    Companies       Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
--------------------   ----------  ---------------  -------------  -------------
James W. MacGregor        23       $2,594,000,000      None           None
-------------------- ------------  ---------------  -------------  -------------
Joseph G. Paul            52       $13,225,000,000     None           None
-------------------- ------------  ---------------  -------------  -------------
Shri Singhvi              23       $2,594,000,000      None           None
-------------------- ------------  ---------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                  Total Assets
                      Total                         Number of     of Other
                      Number        Total Assets    Other Pooled  Pooled
                      of Other      of Other        Investment    Investment
                      Pooled        Pooled          Vehicles      Vehicles
                      Investment    Investment      Managed with  Managed with
                      Vehicles      Vehicles        Performance-  Performance-
Portfolio Manager     Managed       Managed         based Fees    based Fees
--------------------  ----------   ---------------  ------------  -------------
James W. MacGregor         24      $389,000,000         None          None
--------------------  ----------   ---------------  ------------- --------------
Joseph G. Paul             178     $27,742,000,000       1        $183,000,000
--------------------  ----------   ---------------  ------------- --------------
Shri Singhvi               24      $389,000,000         None          None
--------------------  ----------   ---------------  ------------- --------------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  --------------   ------------  --------------
James W. MacGregor        39      $1,574,000,000      None           None
--------------------  ----------  ---------------  ------------  --------------
Joseph G. Paul          45,651    $26,673,000,000       5        $122,000,000
--------------------  ----------  ---------------  ------------  --------------
Shri Singhvi              37      $1,421,000,000      None           None
--------------------  ----------  ---------------  ------------  --------------

            INTERNATIONAL VALUE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's International Value Senior Investment Management Team. Mr. Takeo Aso, Mr. Avi Lavi and Mr. Kevin F. Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2014 are set forth below:

                                              DOLLAR RANGES OF EQUITY
                                               SECURITIES IN THE FUND
                                               ----------------------

             Takeo Aso                             $50,001-$100,000
             Avi Lavi                                    None
             Kevin F. Simms                        Over $1,000,000

            Overall, as of November 30, 2014, employees of the Adviser had approximately $2,008,967 invested in shares of the Fund and approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                       Total                        Registered     of Registered
                       Number of    Total Assets    Investment     Investment
                       Registered   of Registered   Companies      Companies
                       Investment   Investment      Managed with   Managed with
                       Companies    Companies       Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
------------------   ------------  ---------------  -------------  -------------
Takeo Aso                32        $4,481,000,000      None           None
-------------------- ------------  ---------------  -------------  -------------
Avi Lavi                 31        $4,412,000,000      None           None
-------------------- -----------   ---------------  -------------  -------------
Kevin F. Simms           62        $15,463,000,000     None           None
-------------------- -----------   ---------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ----------------  ------------   -----------
Takeo Aso                58       $3,082,000,000       3          $425,000,000
-------------------- -----------  ----------------  -----------   --------------
Avi Lavi                 48       $2,196,000,000       2          $143,000,000
-------------------- -----------  ----------------  -----------   --------------
Kevin F. Simms          231       $31,770,000,000      5          $553,000,000
-------------------- -----------  ----------------  -----------   --------------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  --------------   ------------   --------------
Takeo Aso                 49     $9,139,000,000        1          $407,000,000
-------------------- ----------- ----------------  -----------    --------------
Avi Lavi                  45     $8,341,000,000        1          $407,000,000
-------------------- ----------- ----------------  -----------    --------------
Kevin F. Simms            95     $22,292,000,000       6          $1,446,000,000
-------------------- ----------- ----------------  -----------    --------------

            GROWTH AND INCOME. Mr. Frank V. Caruso is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of October 31, 2014 is set forth below:


                                             DOLLAR RANGE OF EQUITY
                                             SECURITIES IN THE FUND
                                             ----------------------

               Frank V. Caruso                $100,001-$500,000(4)

------------------
(4) Includes shares held via CollegeBoundfund, a Section 529 college savings plan.

            As of October 31, 2014, employees of the Adviser had approximately $1,115,540 invested in shares of the Fund and approximately $82,858,486 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                       Total                        Registered     of Registered
                       Number of    Total Assets    Investment     Investment
                       Registered   of Registered   Companies      Companies
                       Investment   Investment      Managed with   Managed with
                       Companies    Companies       Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
------------------   ------------  ---------------  -------------  -------------
Frank V. Caruso          28        $5,879,000,000      None            None
------------------   ------------  ---------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ----------------  ------------   -----------
Frank V. Caruso         18          $710,000,000       None            None
--------------------  ----------  ----------------  ------------   -----------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  ---------------  ------------   -------------
Frank V. Caruso        44,610     $15,434,000,000       2          $37,000,000
--------------------  ----------  ---------------  ------------   -------------

            CORE OPPORTUNITIES. Mr. Frank V. Caruso is the investment professional primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of November 30, 2014 is set forth below:

                                             DOLLAR RANGE OF EQUITY
                                             SECURITIES IN THE FUND
                                             ----------------------

               Frank V. Caruso                $100,001-$500,000


            As of November 30, 2014, employees of the Adviser had approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

           The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                       Total                        Registered     of Registered
                       Number of    Total Assets    Investment     Investment
                       Registered   of Registered   Companies      Companies
                       Investment   Investment      Managed with   Managed with
                       Companies    Companies       Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
------------------   ------------  ---------------  -------------  -------------
Frank V. Caruso          29        $8,249,000,000      None            None
------------------   ------------  ---------------  -------------  -------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ----------------  ------------   -----------
Frank V. Caruso          18        $780, 000,000       None           None
--------------------  ----------  ----------------  ------------   -----------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  ---------------  ------------   -------------
Frank V. Caruso        44,594     $15,558,000,000       2           $38,000,000
--------------------  ----------  ---------------  ------------   -------------

            GLOBAL RISK ALLOCATION. The management of, and investment decisions for, Global Risk Allocation are made by the Adviser's Quantitative Investment Strategies Team. Mr. Michael DePalma, Mr. Vincent C. DuPont, and Mr. Leon Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2014 are set forth below:

                                              DOLLAR RANGES OF EQUITY
                                              SECURITIES IN THE FUND
                                              ----------------------

              Michael DePalma                          None
              Vincent C. DuPont                        None
              Leon Zhu                                 None

            As of November 30, 2014, employees of the Adviser had approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                       Total                        Registered     of Registered
                       Number of    Total Assets    Investment     Investment
                       Registered   of Registered   Companies      Companies
                       Investment   Investment      Managed with   Managed with
                       Companies    Companies       Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
------------------   ------------  ---------------  -------------  -------------
Michael DePalma          None          None            None           None
------------------   ------------  ---------------  -------------  -------------
Vincent C. DuPont         27       $7,592              None           None
------------------   ------------  ---------------  -------------  -------------
Leon Zhu                  1        $393,000,000        None           None
------------------   ------------  ---------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ----------------  ------------   -----------
Michael DePalma         None          None             None            None
--------------------  ----------  ----------------  ------------   -----------
Vincent C. DuPont        14        $650,000,000        None            None
--------------------  ----------  ----------------  ------------   -----------
Leon Zhu                 7         $670,000,000        None            None
--------------------  ----------  ----------------  ------------   -----------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  ---------------  ------------   -------------
Michael DePalma           6       $127,000,000         3           $97,000,000
--------------------  ----------  ---------------  ------------   -------------
Vincent C. DuPont      26,931     $5,754,000,000       1           $13,000,000
--------------------  ----------  ---------------  ------------   -------------
Leon Zhu                  5       $329,000,000        None             None
--------------------  ----------  ---------------  ------------   -------------

            EQUITY INCOME. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's U.S. Equity Senior Investment Management Team. Mr. Christopher W. Marx, Mr. Joseph G. Paul and Mr. Gregory L. Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of November 30, 2014 are set forth below:

                                                 DOLLAR RANGES OF EQUITY
                                                  SECURITIES IN THE FUND
                                                  ----------------------

                 Christopher W. Marx                       None
                 Joseph G. Paul                            None
                 Gregory L. Powell                 $500,001-$1,000,000

            As of November 30, 2014, employees of the Adviser had approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                      Total                         Registered     of Registered
                      Number of     Total Assets    Investment     Investment
                      Registered    of Registered   Companies      Companies
                      Investment    Investment      Managed with   Managed with
                      Companies     Companies       Performance-   Performance-
Portfolio Manager     Managed       Managed         based Fees     based Fees
-------------------  -----------  ----------------  -------------  -------------
Christopher W. Marx      1         $740,000,000         None           None
-------------------  -----------  ----------------  -------------  -------------
Joseph G. Paul           52        $14,646,000,000      None           None
-------------------  -----------  ----------------  -------------  -------------
Gregory L. Powell        26        $3,367,000,000       None           None
-------------------  -----------  ----------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ---------------   ------------   -----------
Christopher W. Marx     None            None            None          None
--------------------  ----------  ---------------   ------------   -----------
Joseph G. Paul           178      $27,742,000,000        1         $183,000,000
--------------------  ----------  ---------------   ------------   -----------
Gregory L. Powell        10       $285,000,000          None          None
--------------------  ----------  ---------------   ------------   -----------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  ---------------  ------------   -------------
Christopher W. Marx     17,659    $9,579,000,000      None            None
--------------------  ----------  ---------------  ------------   -------------
Joseph G. Paul          45,651    $26,673,000,000       5          $122,000,000
--------------------  ----------  ---------------  ------------   -------------
Gregory L. Powell       27,972    $8,275,000,000        1          $13,000,000
--------------------  ----------  ---------------  ------------   -------------

            GLOBAL REAL ESTATE. The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global REIT Senior Investment Management Team. Mr. Eric J. Franco is the investment professional with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's Prospectus.

            The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of November 30, 2014 is set forth below:

                                                 DOLLAR RANGE OF EQUITY
                                                 SECURITIES IN THE FUND
                                                 ----------------------

                 Eric J. Franco                           None

            As of November 30, 2014, employees of the Adviser had approximately $83,877,300 in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Franco also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2014.

--------------------------------------------------------------------------------
                     REGISTERED INVESTMENT COMPANIES
                             (excluding the Fund)
--------------------------------------------------------------------------------
                                                    Number of      Total Assets
                      Total                         Registered     of Registered
                      Number of     Total Assets    Investment     Investment
                      Registered    of Registered   Companies      Companies
                      Investment    Investment      Managed with   Managed with
                      Companies     Companies       Performance-   Performance-
Portfolio Manager     Managed       Managed         based Fees     based Fees
-------------------  -----------  ----------------  -------------  -------------
Eric J. Franco           25         $733,000,000       None           None
-------------------  -----------  ----------------  -------------  -------------

--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total Assets
                      Total                         Number of      of Other
                      Number         Total Assets   Other Pooled   Pooled
                      of Other       of Other       Investment     Investment
                      Pooled         Pooled         Vehicles       Vehicles
                      Investment     Investment     Managed with   Managed with
                      Vehicles       Vehicles       Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
--------------------  ----------  ---------------   ------------   -----------
Eric J. Franco           44         $572,000,000       None           None
--------------------  ----------  ---------------   ------------   -----------

--------------------------------------------------------------------------------
                                OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                   Number of      Total Assets
                       Total                       Other          of Other
                       Number     Total Assets     Accounts       Accounts
                       of Other   Of Other         Managed with   Managed with
                       Accounts   Accounts         Performance-   Performance-
Portfolio Manager      Managed    Managed          based Fees     based Fees
--------------------  ----------  ---------------  ------------   -------------
Eric J. Franco            10       $618,000,000       None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

            The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Funds' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                             EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

            Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (each a "Plan" and collectively, the "Plans").

            In approving the Plans, the Directors determined that there was a reasonable likelihood that the Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board at a meeting called for that purpose. Most recently the Directors approved the continuance of the Plans for an additional annual term at their meetings held on May 6-8, 2014.

            All material amendments to the Plans will become effective only upon approval as provided in the preceding paragraph; and the Plans may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Plans without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. An Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by ABI. To terminate an Agreement, any party must give the other parties 60 days' written notice; to terminate the Plans only, a Fund is not required to give prior notice to ABI. The Agreements will terminate automatically in the event of their assignment. The Plans are of a type known as a "reimbursement plan", which means that they reimburse the distributor for the actual costs of services rendered.

            In the event that a Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to ABI with respect to that class and (ii) that Fund would not be obligated to pay ABI for any amounts expended under the Plan not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.

            With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:


                                                        Percentage per annum
                                                        of the aggregate
                             Distribution services      average daily net
                             fees for expenditures      assets attributable to
Fund                         payable to ABI             Class A shares*
----------------------       ---------------------      ----------------------
Growth and Income                 $3,603,495                    0.28%
Value                             $183,576                      0.30%
Discovery Value                   $2,075,599                    0.30%
International Value               $710,029                      0.30%
Core Opportunities                $326,884                      0.30%
Global Risk Allocation            $917,294                      0.30%
Equity Income                     $1,301,991                    0.30%
Global Real Estate                $278,483                      0.30%

------------------
* The distribution services fee for Class A shares of International Value, Global Risk Allocation and Global Real Estate is limited to 0.25% beginning February 27, 2015.

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:


                            Growth                                                                Global                     Global
   Category of               and                     Discovery    International       Core         Risk         Equity        Real
     Expense                Income        Value        Value           Value     Opportunities  Allocation      Income       Estate
   -----------            ----------     --------    ----------      --------    -------------  ----------    ----------    --------
Advertising/              $   17,035     $    744    $    8,661      $  3,027       $  1,328    $    3,869    $    5,247    $  1,186
Marketing

Printing and              $    2,930     $    151    $    1,788      $    634       $    280    $      791    $    1,066    $    212
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than
Current
Shareholders

Compensation to           $3,670,763     $ 19,282    $  215,134      $ 72,735       $ 33,850    $   98,847    $1,426,328    $ 30,233
Underwriters

Compensation to           $  465,973     $184,074    $2,061,715      $705,196       $318,738    $  917,124    $  136,943    $279,160
Dealers

Compensation to           $   73,430     $  3,762    $  113,868      $ 19,484       $  8,209    $   24,793    $   81,209    $ 41,653
Sales Personnel

Interest,                 $        0     $      0    $        0      $      0       $      0    $        0    $        0    $      0
Carrying
or Other
Financing
Charges

Other (Includes           $  574,381     $ 27,876    $  313,896      $106,892       $ 49,554    $  143,817    $  197,864    $ 42,451
Personnel costs
of those home
office employees
involved in the
distribution
effort
and the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals                    $4,804,782     $235,889    $2,715,062      $907,968       $411,959    $1,189,241    $1,848,657    $394,895

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                           Percentage per annum
                               Distribution services       of the aggregate
                               fees for                    daily net assets
                               expenditures                attributable to
Fund                           payable to ABI              Class B shares
---------------------          --------------              --------------------
Growth and Income(1)             $366,930                       1.00%
Value(6)                         $9,769                          .30%
Discovery Value(7)               $49,289                         .35%
International Value(2)           $114,403                       1.00%
Core Opportunities(8)            $16,989                         .40%
Global Risk Allocation           $145,594                       1.00%
Equity Income(4)                 $95,406                        1.00%
Global Real Estate(5)            $21,044                        1.00%

-----------------
1 $194,297 was used to offset the distribution services fees paid in prior years with respect to Class B for the Growth and Income Fund.
2 $69,195 was used to offset the distribution services fees paid in prior years with respect to Class B for the International Value Fund.
3 $77,073 was used to offset the distribution services fees paid in prior years with respect to Class B for the Global Risk Allocation Fund.
4 $56,016 was used to offset the distribution services fees paid in prior years with respect to Class B for the Equity Income Fund.
5 $12,129 was used to offset the distribution services fees paid in prior years with respect to Class B for the Global Real Estate Fund.
6     Net of $22,795, which was waived by the distributor.
7     Net of $91,535, which was waived by the distributor.
8     Net of $25,485, which was waived by the distributor.

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                          Growth                                                                  Global                     Global
   Category of             and                     Discovery    International         Core         Risk         Equity        Real
     Expense              Income        Value        Value           Value       Opportunities  Allocation      Income       Estate
   -----------          ----------     --------    ----------      --------      -------------  ----------    ----------    --------
Advertising/            $    502       $    41     $   179         $   149          $    53     $   183       $   118       $   26
Marketing

Printing and            $     87       $     9     $    39         $    34          $    12     $    40       $    25       $    6
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to         $141,191       $   986     $ 4,208         $ 3,373          $ 1,292     $ 4,321       $31,706       $  637
Underwriters

Compensation to         $ 13,240       $13,152     $47,357         $36,356          $15,694     $56,976       $ 2,927       $7,226
Dealers

Compensation to         $  1,317       $   119     $   525         $   166          $    99     $   437       $   293       $   66
Sales Personnel

Interest, Carrying      $      0       $     0     $     0         $     0          $     0     $     0       $     0       $    0
or Other Financing
Charges

Other (Includes         $ 16,296       $ 1,470     $ 6,349         $ 5,130          $ 1,925     $ 6,564       $ 4,321       $  954
Personnel costs of
those home office
employees
involved in the
distribution
effort and
the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals                  $172,633       $15,777     $58,657         $45,208          $19,075     $68,521       $39,390       $8,915

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                      Percentage per annum of
                                                      the aggregate average
                              Distribution services   daily net assets
                              fees for expenditures   attributable to
Fund                          payable to ABI          Class C shares
----------------------        --------------          ------------------------
Growth and Income               $2,154,953                    1.00%
Value                           $181,707                      1.00%
Discovery Value                 $1,743,385                    1.00%
International Value             $796,055                      1.00%
Core Opportunities              $290,934                      1.00%
Global Risk Allocation          $585,732                      1.00%
Equity Income                   $1,342,952                    1.00%
Global Real Estate              $219,700                      1.00%


            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:


                       Growth                                                                     Global                     Global
   Category of          and                     Discovery       International         Core         Risk         Equity        Real
     Expense           Income        Value        Value              Value       Opportunities  Allocation      Income       Estate
   -----------       ----------     --------    ----------         --------      -------------  ----------    ----------    --------
Advertising/         $    2,892     $    221    $    2,133         $    999         $    349    $    712      $    1,614    $    266
Marketing

Printing and         $      493     $     45    $      437         $    210         $     72    $    146      $      329    $     54
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to      $2,222,619     $  5,727    $   54,977         $ 24,518         $  9,205    $ 18,367      $1,307,057    $  6,958
Underwriters

Compensation to      $   77,946     $188,806    $1,732,463         $821,769         $290,692    $609,069      $   42,600    $212,664
Dealers

Compensation to      $    9,413     $    558    $   19,998         $  5,008         $  2,184    $  1,811      $   21,204    $  1,819
Sales Personnel

Interest, Carrying   $        0     $      0    $        0         $      0         $      0    $      0      $        0    $      0
or Other Financing
Charges

Other (Includes      $   96,196     $  8,284    $   79,378         $ 36,046         $ 13,276    $ 26,649      $   61,291    $ 10,012
Personnel costs of
those home office
employees
involved in the
distribution
effort and
the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals               $2,409,559     $203,641    $1,889,386         $888,550         $315,778    $656,754      $1,434,095    $231,773

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                         Percentage per annum
                                                         of the aggregate
                              Distribution services      average daily net
                              fees for expenditures      assets attributable
Fund                          payable to ABI             to Class R shares
----------------------        ---------------------      -----------------

Growth and Income                  $28,544                     .50%
Value                              $9,666                      .50%
Discovery Value                    $716,452                    .50%
International Value                $136,242                    .50%
Core Opportunities                 $21,108                     .50%
Global Risk Allocation             $22,104                     .50%
Equity Income                      $89,527                     .50%
Global Real Estate                 $48,950                     .50%


            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:


                        Growth                                                                     Global                     Global
   Category of           and                     Discovery        International        Core         Risk         Equity        Real
     Expense            Income        Value        Value              Value       Opportunities  Allocation      Income       Estate
   -----------        ----------     --------    ----------         --------      -------------  ----------    ----------    -------
Advertising/          $    75        $    22     $  1,758           $    341         $    51     $    55       $    214      $   116
Marketing

Printing and          $    13        $     5     $    357           $     71         $    12     $    10       $     43      $    23
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to       $24,954        $   602     $ 44,880           $  8,389         $ 1,350     $ 1,447       $ 98,037      $ 3,104
Underwriters

Compensation to       $ 2,079        $10,417     $774,359           $144,367         $22,822     $23,838       $  5,626      $53,280
Dealers

Compensation to       $ 3,089        $   603     $ 32,355           $  6,239         $ 1,611     $ 1,426       $  3,079      $ 3,057
Sales Personnel

Interest, Carrying    $     0        $     0     $      0           $      0         $     0     $     0       $      0      $     0
or
Other Financing
Charges

Other (Includes       $ 2,563        $   879     $ 65,202           $ 12,340         $ 1,917     $ 2,020       $  8,171      $ 4,474
Personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-
related expenses
incurred by the
marketing personnel
conducting
seminars)

Totals                $32,773        $12,528     $918,911           $171,747         $27,763     $28,796       $115,170      $64,054

            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                          Percentage per annum
                                                          of the aggregate
                               Distribution services      average daily net
                               fees for expenditures      assets attributable
Fund                           payable to ABI             to Class K shares
-----------------------        ---------------------      -----------------
Growth and Income                  $12,112                    .25%
Value                              $27,996                    .25%
Discovery Value                    $176,312                   .25%
International Value                $45,177                    .25%
Core Opportunities                 $6,248                     .25%
Global Risk Allocation             $5,250                     .25%
Equity Income                      $16,648                    .25%
Global Real Estate                 $26,133                    .25%


            During the fiscal year ended October 31, 2014, for the Growth and Income Fund and during the fiscal year ended November 30, 2014, for the Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                                             l

                       Growth                                                                     Global                     Global
   Category of          and                     Discovery       International         Core         Risk         Equity        Real
     Expense           Income        Value        Value              Value       Opportunities  Allocation      Income       Estate
   -----------       ----------     --------    ----------         --------      -------------  ----------    ----------    --------
Advertising/         $    64        $   133     $    864           $   227          $   29       $   25       $    77       $   125
Marketing

Printing and         $    11        $    28     $    175           $    48          $    7       $    5       $    15       $    26
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders

Compensation to      $13,376        $ 3,548     $ 22,170           $ 5,306          $  800       $  661       $18,729       $ 3,332
Underwriters

Compensation to      $ 1,698        $28,457     $195,964           $50,982          $7,269       $6,133       $ 2,097       $27,315
Dealers

Compensation to      $ 4,858        $ 1,067     $  9,419           $ 2,197          $  539       $  563       $ 2,857       $ 1,335
Sales Personnel

Interest, Carrying   $     0        $     0     $      0           $     0          $    0       $    0       $     0       $     0
or Other Financing
Charges

Other (Includes      $ 2,169        $ 5,113     $ 32,114           $ 8,159          $1,145       $  958       $ 3,056       $ 4,770
Personnel costs of
those home office
employees
involved in the
distribution
effort
and the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)

Totals               $22,176        $38,346     $260,706           $66,919          $9,789       $8,345       $26,831       $36,903

            Since the commencement of each Fund's operations, for the Growth and Income Fund, Value Fund, Discovery Value Fund, International Value Fund, Core Opportunities Fund, Global Risk Allocation Fund, Equity Income Fund and Global Real Estate Fund, the Distributor has incurred expenses in excess of the distribution expenses incurred and carried over for reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Fund as follows:

           AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER
                   (AS A PERCENTAGE OF THE CLASS' NET ASSETS)
                   ------------------------------------------

                      CLASS B        CLASS C        CLASS R         CLASS K
--------------------  -------------  -------------  -------------  -------------
Value Fund            $501,651       $904,658       $136,279       $79,876
                      (19.26%)       (4.86%)        (6.81%)        (0.65%)
--------------------  -------------  -------------  -------------  -------------
Discovery Value       $163,209       $2,963,824     $1,700,997     $566,954
                      (1.41%)        (1.70%)        (1.23%)        (0.82%)
--------------------  -------------  -------------  -------------  -------------
International Value   $1,551,183     $6,232,321     $2,208,140     $2,350,362
                      (19.49%)       (8.81%)        (9.09%)        (16.49%)
--------------------  -------------  -------------  -------------  -------------
Growth and Income     $19,843,190    $10,999,032    $207,693       $77,236
                      (61.10%)       (5.00%)        (3.03%)        (1.06%)
--------------------  -------------  -------------  -------------  -------------
Core Opportunities    $83,537        $1,843,213     $208,276       $44,726
                      (2.12%)        (5.86%)        (4.85%)        (1.53%)
--------------------  -------------  -------------  -------------  -------------
Global Risk           $852,425       $3,305,628     $395,695       $242,597
Allocation            (7.27%)        (5.74%)        (8.75%)        (11.56%)
--------------------  -------------  -------------  -------------  -------------
Equity Income         $5,804,248     $2,707,599     $178,358       $145,203
                      (68.47%)       (1.90%)        (.95%)         (1.86%)
--------------------  -------------  -------------  -------------  -------------
Global Real Estate    $8,964,400     $2,262,697     $293,156       $140,993
                      (492.10%)      (10.09%)       (2.85%)        (1.31%)
--------------------  -------------  -------------  -------------  -------------

Transfer Agency Agreement
-------------------------


            ABIS acts as the transfer agent for each Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the other classes of shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended October 31, 2014 for Growth and Income and for the fiscal year ended November 30, 2014 for Value Fund, Discovery Value, International Value, Core Opportunities, Global Risk Allocation, Equity Income and Global Real Estate, the Fund paid ABIS $1,424,626, $182,999, $1,075,190, $535,163, $117,935, $311,404, $304,232 and $112,325, respectively, for transfer agency services.

            Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AB Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund". In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds".

            Effective January 31, 2009, sales of Class B shares to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, or (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of each Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), with respect to Discovery Value, Growth and Income, Equity Income and Core Opportunities, to group retirement plans, as defined below, eligible to purchase Class Z shares, without any initial sales charge or CDSC ("Class Z shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I, Class Z and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the Financial Industry Regulatory Authority (FINRA) and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Fund's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            The Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Fund ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

                A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in securities of foreign issuers. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Funds' ability to monitor purchase, sale and exchange activity. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

      o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Funds may consider trades initiated by the account owner, such as trades initiated in connection with a bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

      o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the Funds will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, and the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

      o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Fund is its NAV, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the NAV per share is computed as of the Fund Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

            The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C, Class R and Class Z shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next-determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Fund Closing Time are priced at the NAV computed as of the Fund Closing Time (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Fund Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the Fund Closing Time, the price received by the investor will be based on the NAV determined as of the Fund Closing Time on the next business day.

            A Fund may, at its sole option, accept securities as payment for shares of the Fund, including from certain affiliates of the Fund in accordance with the Fund's procedures, if the Adviser believes that the securities are appropriate investments for the Fund. The securities are valued by the method described under "Net Asset Value" below as of the date the Fund receives the securities and corresponding documentation necessary to transfer the securities to the Fund. This is a taxable transaction to the shareholder.

            Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Fund Closing Time on a Fund business day to receive that day's public offering price. Telephone purchase requests received after the Fund Closing Time are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the Fund Closing Time on such following business day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Fund, the Funds will not issue share certificates representing shares of a Fund. Ownership of a Fund's shares will be shown on the books of that Fund's transfer agent.

            Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, has the same rights and is identical in all respects, except that (i) Class A shares of each Fund bear the expense of the CDSC, as applicable, and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A and Class K shares of each Fund, and Class I shares, Class Z shares and Advisor Class shares do not bear such a fee (iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I, Class Z and Advisor Class shares of each Fund, (iv) Class B shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B shareholders of that Fund because the Class B shares convert to Class A shares under certain circumstances and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.

Compensation Paid to Principal Underwriter
------------------------------------------

            During Value Fund's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $50,959, $34,001 and $34,640, respectively. Of these amounts, ABI received $3,107, $1,601 and $1,658, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Discovery Value's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $317,430, $369,740 and $271,703, respectively. Of these amounts, ABI received $14,347, $18,084 and $8,656, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During International Value's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $76,894, $77,597 and $83,943, respectively. Of these amounts, ABI received $3,617, $3,111 and $2,093, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Growth and Income's fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012 the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $564,003, $320,363 and $326,285, respectively. Of that amount, ABI received the amounts of $34,233, $21,993 and $12,989, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was, accordingly, retained by ABI).

            During Core Opportunities' fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $142,623, $168,314 and $72,802, respectively. Of that amount ABI received the amount of $8,951, $9,445 and $3,803, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Global Risk Allocation's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $86,781, $123,190 and $196,663, respectively. Of that amount ABI received the amounts of $3,763, $5,825 and $9,143, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Equity Income's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amounts of underwriting commission payable with respect to shares of the Fund were $905,754, $1,197,820 and $862,198, respectively. Of that amount, ABI received the amount of $50,255, $72,788 and $52,684, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            During Global Real Estate's fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $42,653, $115,910 and $47,436, respectively. Of that amount, ABI received $2,072, $7,706 and $2,679, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the period which was not re-allowed to selected dealers (and was, accordingly, retained by ABI).

            The following table shows the CDSCs received by ABI from each share class during the Funds' last three fiscal years or since inception.

                                         Amounts ABI   Amounts ABI   Amounts ABI
Fiscal Year                              Received In   Received In   Received In
Ended                                    CDSCs From    CDSCs From    CDSCs From
October 31/                              Class A       Class B       Class C
November 30  Fund                        Shares        Shares        Shares
-----------  ----                        -----------   -----------   -----------

2014         Value                       $   1,342     $     678      $     377
2013                                         2,763           679          1,752
2012                                         2,171         2,170            117

2014         Discovery Value             $  14,027     $   1,058      $   6,749
2013                                        10,041         2,647          6,593
2012                                         8,005         6,383          9,728

2014         International Value         $   4,279     $   1,162      $   1,030
2013                                         7,247         4,859          4,109
2012                                        18,019         5,890          3,228

2014         Growth and Income           $   7,514     $  16,959      $   6,364
2013                                         6,951        16,425          3,424
2012                                        10,168        25,693          3,353

2014         Core Opportunities          $   4,199     $     694      $   1,858
2013                                         1,554         1,079          4,523
2012                                         1,520         2,061          2,313

2014         Global Risk Allocation      $  10,080     $   5,526      $     805
2013                                         5,154         8,535          6,458
2012                                        16,587         8,595          2,215

2014         Equity Income               $   7,248     $     734      $  24,976
2013                                         7,758         1,833         17,954
2012                                         1,802         3,982         13,003

2014         Global Real Estate          $   1,036     $     999      $     873
2013                                         2,276         2,372          7,414
2012                                         1,633           862          1,751

Class A Shares
--------------

            The public offering price of Class A shares of a Fund is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------
                                                                  Discount or
                                                                  Commission
                                                                  to Dealers
                                As % of Net    As % of the        or Agents
Amount of                       Amount         Public Offering    as % of
Purchase                        Invested       Price              Offering Price
---------                       ----------     ---------------    --------------
Up to $100,000                    4.44%             4.25%              4.00%
$100,000 up to $250,000           3.36              3.25               3.00
$250,000 up to $500,000           2.30              2.25               2.00
$500,000 up to $1,000,000*        1.78              1.75               1.50

-------------
*     There is no initial sales charge on transactions of $1,000,000 or more.


            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge". A Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares of a Fund issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AB Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AB Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares of a Fund as described below under "Class B Shares - Conversion Feature".

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management Division;

            (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services, or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients;

            (v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AB Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Adviser and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Fund, (ii) for purposes of dividend reinvestment,
(iii) through the Funds' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

            The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Contingent Deferred Sales Charge
--------------------------------

            Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                                     Contingent Deferred Sales Charge for the
                                                  Fund as a
             Year Since Purchase       % of Dollar Amount Subject to Charge
             -------------------       ------------------------------------
             First                                    4.00%
             Second                                   3.00%
             Third                                    2.00%
             Fourth                                   1.00%
             Fifth and thereafter                      None

            In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs for Class A Shares - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trustor/grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Advisor Class Shares
--------------------

            Advisor Class shares of the Funds may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or the relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Class R Shares
--------------

            Class R shares are offered to certain group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein-sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares and pay correspondingly lower dividends than Class A shares.

Class K Shares
--------------

            Class K shares are available at NAV to certain group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein-sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Class Z Shares
--------------

            Class Z shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans").

            Class Z shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class Z shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to group retirement plans in the AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

            Class Z shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred
---------------------------------------------------------------------------
Accounts
--------

            The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Funds. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

            Class Z Shares. Class Z shares are available to certain group retirement plans. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

            Currently, the Funds make their Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I and Class Z shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K, Class I or Class Z shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30% with respect to Value Fund, Discovery Value, Core Opportunities and Equity Income, 0.28% with respect to Growth and Income, and 0.25% with respect to International Value, Global Risk Allocation and Global Real Estate) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K, Class I and Class Z shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund (or any other AB Mutual Fund) into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of any AB Mutual Fund, including AB Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AB Mutual Funds include:

AB Blended Style Series, Inc.
           - AB 2000 Retirement Strategy
           - AB 2005 Retirement Strategy
           - AB 2010 Retirement Strategy
           - AB 2015 Retirement Strategy
           - AB 2020 Retirement Strategy
           - AB 2025 Retirement Strategy
           - AB 2030 Retirement Strategy
           - AB 2035 Retirement Strategy
           - AB 2040 Retirement Strategy
           - AB 2045 Retirement Strategy
           - AB 2050 Retirement Strategy
           - AB 2055 Retirement Strategy
AB Bond Fund, Inc.
           - AB All Market Real Return Portfolio
           - AB Bond Inflation Strategy
           - AB Credit Long/Short Portfolio
           - AB Government Reserves Portfolio
           - AB High Yield Portfolio
           - AB Intermediate Bond Portfolio
           - AB Limited Duration High Income Portfolio
           - AB Municipal Bond Inflation Strategy
           - AB Tax-Aware Fixed Income Portfolio
AB Cap Fund, Inc.
           - AB All Market Growth Portfolio
           - AB All Market Income Portfolio
           - AB Concentrated Growth Fund
           - AB Emerging Markets Growth Portfolio
           - AB Emerging Markets Multi-Asset Portfolio
           - AB Global Core Equity Portfolio
           - AB Long/Short Multi-Manager Fund
           - AB Market Neutral Strategy - U.S
           - AB Multi-Manager Alternative Strategies Fund
           - AB Multi-Manager Select Retirement Allocation Fund
           - AB Multi-Manager Select 2010 Fund
           - AB Multi-Manager Select 2015 Fund
           - AB Multi-Manager Select 2020 Fund
           - AB Multi-Manager Select 2025 Fund
           - AB Multi-Manager Select 2030 Fund
           - AB Multi-Manager Select 2035 Fund
           - AB Multi-Manager Select 2040 Fund
           - AB Multi-Manager Select 2045 Fund
           - AB Multi-Manager Select 2050 Fund
           - AB Multi-Manager Select 2055 Fund.
           - AB Select US Equity Portfolio
           - AB Select US Long/Short Portfolio
           - AB Small Cap Growth Portfolio
           - AB Small Cap Value Portfolio
AB Core Opportunities Fund, Inc.
AB Discovery Growth Fund, Inc.
AB Equity Income Fund, Inc.
AB Exchange Reserves
AB Global Bond Fund, Inc.
AB Global Real Estate Investment Fund, Inc.
AB Global Risk Allocation Fund, Inc.
AB Global Thematic Growth Fund, Inc.
AB Growth and Income Fund, Inc.
AB High Income Fund, Inc.
AB International Growth Fund, Inc.
AB Large Cap Growth Fund, Inc.
AB Municipal Income Fund, Inc.
           - AB High Income Municipal Portfolio
           - AB California Portfolio
           - AB National Portfolio
           - AB New York Portfolio
AB Municipal Income Fund II
           - AB Arizona Portfolio
           - AB Massachusetts Portfolio
           - AB Michigan Portfolio
           - AB Minnesota Portfolio
           - AB New Jersey Portfolio
           - AB Ohio Portfolio
           - AB Pennsylvania Portfolio
           - AB Virginia Portfolio
AB Trust
           - AB Discovery Value Fund
           - AB International Value Fund
           - AB Value Fund
AB Unconstrained Bond Fund, Inc.
The AB Portfolios
           - AB Balanced Wealth Strategy
           - AB Conservative Wealth Strategy
           - AB Growth Fund
           - AB Tax-Managed Balanced Wealth Strategy
           - AB Tax-Managed Conservative Wealth Strategy
           - AB Tax-Managed Wealth Appreciation Strategy
           - AB Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
           - Intermediate California Municipal Portfolio
           - Intermediate Diversified Municipal Portfolio
           - Intermediate New York Municipal Portfolio
           - Intermediate Duration Portfolio
           - International Portfolio
           - Short Duration Portfolio
           - Tax-Managed International Portfolio

            Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.ABglobal.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AB Mutual Fund, including AB Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is a participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you invested including reinvested dividends but excluding appreciation and less any amount of withdrawals, whichever is higher.

            For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse or domestic partner each purchase shares of that Fund worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next-determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Fund's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Fund without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Fund shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Fund under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Fund's transfer agent as undeliverable; or

            (b)   your checks remain uncashed for nine months.

            Additional shares of the Fund will be purchased at the then current NAV. You should contact the Fund's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

            Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

            Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees", in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2015, ABI's additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $22 million. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds, or approximately $21 million, for distribution services and education support related to the AB Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Commonwealth Financial Network
            Donegal Securities
            JP Morgan Securities
            Lincoln Financial Advisors Corp.
            Lincoln Financial Securities Corp.
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Northwestern Mutual Investment Services
            PNC Investments
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            Santander Securities
            UBS Financial Services
            US Bancorp Investments
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although a Fund may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.

Redemption
----------

            Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Fund.

            Payment of the redemption price normally will be made in cash but, at the option of a Fund, may be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption by Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made before the Fund Closing Time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption by Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Fund Closing Time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Fund may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next-determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the Fund Closing Time will be executed at the NAV determined as of the Fund Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to ABI either directly or through a financial intermediary. None of the Funds nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

Account Closure
---------------

            Each Fund reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds". The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

            Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $50 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in a Fund for shares of the same class of other AB Mutual Funds (including AB Exchange Reserves, a money market fund managed by the Adviser) if the other AB Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Fund for Advisor Class shares of the Fund or Class C shares of the Fund for Class A shares of the Fund. Exchanges of shares are made at the NAV next-determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by the Fund Closing Time.

            Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AB Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Fund for Advisor Class shares or Class C shares for Class A shares of the same Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next-determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchange of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before the Fund Closing Time on a Fund business day, as defined above. Telephone requests for exchange received before the Fund Closing Time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund.

            None of the AB Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may be legally sold. Each AB Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as applicable, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                NET ASSET VALUE

--------------------------------------------------------------------------------

            The NAV of each Fund is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

            In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Boards ("Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in accordance with procedures established by and under the general supervision of the Boards. The Boards have delegated to the Adviser, subject to the Boards' continuing oversight, certain of its duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Boards, to value a Fund's assets on behalf of the Fund.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined as follows:

            (a) an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;

            (b) an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such security on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

            (k) bank loans are valued on the basis of bid prices provided by a pricing vendor;

            (l) bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;

            (m) whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;

            (n) forward and spot currency pricing is provided by an independent pricing vendor. The rate provide by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore
(NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (o) OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (p) short-term securities held in money market funds: the valuation of securities held in AB's money market funds is based upon their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The Adviser also determines the net asset value of each money market fund based upon money market prices provided by an independent pricing vendor on a daily basis. This allows the Adviser to determine the extent of the deviation, if any, from the net asset value per share based on amortized cost;

            (q) mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AB Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;

            (r) repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;

            (s) hedge funds: hedge funds will be priced at the most recent available closing NAV per share;

            (t) equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;

            (u) credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

            If the Adviser becomes aware of any news/market events that would cause the Valuation Committee to believe the last traded or market-based price, as applicable, does not reflect fair value, the security is then valued in good faith at fair value by, or in accordance with, procedures approved by the Board.

            Each Fund values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Each Fund may suspend the determination of its NAV (and the offering and sales of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the each class of shares are invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

            Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I, Class Z and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Funds and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of a Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

            Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain "qualified publicly traded partnerships"; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), (ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more "qualified publicly traded partnerships".

            If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. Income dividends generally are distributed annually, except with respect to Global Risk Allocation and Equity Income which generally distribute quarterly; capital gains distributions for the Funds generally occur annually in December. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund.

            Some or all of the distributions from the Fund may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the reduced tax rates applicable to long-term capital gains. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

            After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

            Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (at a rate of 28%) if such shareholder fails to provide the relevant Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service ("IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss if a Fund's shares are held as a capital asset, and will be a long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be a short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Fund. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Fund's default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Foreign Taxes. Investment income received by the Funds from sources within foreign countries may also be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

            If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

            Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

            The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

            The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

            Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for production of "passive income". In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by a Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If a Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

            Investments in the Wholly-Owned Subsidiary. As described in the Prospectus, Global Risk Allocation may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity-linked swaps would not be qualifying income. As such, Global Risk Allocation's ability to utilize commodity-linked swaps as part of its investment Fund is limited to a maximum of 10 percent of its gross income.

            A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. Global Risk Allocation intends to seek exposure to the commodities markets primarily through investments in the Subsidiary (as described below). Global Risk Allocation has received an opinion of counsel that such income should constitute qualifying income for the purposes of Subchapter M. The IRS has also issued numerous private letter rulings to other investment companies holding that income derived from an investment in a subsidiary that invests in commodity-linked derivatives constitutes qualifying income for the purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore Global Risk Allocation cannot rely on them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. Global Risk Allocation intends to apply for a ruling if the IRS resumes consideration and issuance of the rulings. Until such time as the IRS issues a ruling to Global Risk Allocation, the Fund will rely on its opinion of counsel. If the IRS were to change the position expressed in the earlier private letter rulings, then Global Risk Allocation may be required to change its investment strategy in order to continue to qualify as a regulated investment company.

            The Subsidiary will be treated as a controlled foreign corporation ("CFC"). Global Risk Allocation will be treated as a "U.S. shareholder" of the Subsidiary. As a result, Global Risk Allocation will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income." Global Risk Allocation's recognition of the Subsidiary's "subpart F income" will increase the Fund's tax basis in the Subsidiary. Distributions by the Subsidiary to Global Risk Allocation will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce Global Risk Allocation's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by Global Risk Allocation.

            Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under
Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

            In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

            Based, in part, on Revenue Ruling 2006-31, IRS guidance and advice of counsel, Global Risk Allocation will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivatives and through investments in the Subsidiary. The use of commodity-linked derivative instruments involves specific risks. The Prospectus, under the heading "Additional Information about the Fund's Risks and Investments - Derivatives" provide further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

            Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of a Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded OTC or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of a Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by a Fund upon termination of an option held by a Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if a Fund had sold the option (or paid another person to assume a Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded OTC or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by a Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Fund has unrealized gains with respect to the other position in such straddle; (ii) a Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2015 will not be subject to this withholding tax if so designated.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Fund may differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

            Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. A broker-dealer may provide the Adviser with research or related services with an expectation, but not necessarily an explicit agreement or contract, that the investment adviser will use the broker-dealer to execute client transactions in the future. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts but not all such services may be used by the Adviser in connection with a Fund.

            The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Adviser in servicing its other clients as well as the Funds; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Fund.

            A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

            Transactions for the Funds in fixed-income securities, including transactions in listed securities, are executed in the OTC market by approximately fifteen principal market maker dealers with whom the Adviser maintains regular contact. These transactions will generally be principal transactions at net prices and the Funds will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

            The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

            Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. Allocations are made by the officers of a Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department for the Adviser.

            The amount of aggregate brokerage commissions paid by the Funds during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Fund or the Adviser during the most recent fiscal year are as follows:

                                                                         Aggregate               Aggregate
                                                                         Brokerage               Brokerage
                                                                         Transactions            Commissions
                                                                         Allocated to Persons    Allocated to Persons
Fiscal Year                                                              or Firms Because of     or Firms Because of
Ended                                                                    Research Services       Research Services
October 31/                                 Aggregate Amount of          Provided to the         Provided to the
November 30         Fund                    Brokerage Commissions        Funds or the Adviser    Funds or the Adviser
-----------         ----                    ---------------------        --------------------    --------------------
2014                Value                          $   367,458             $    441,179,212       $      336,716
2013                                                   426,696
2012                                                   379,785

2014                Discovery Value                $ 2,929,270             $  2,002,212,136       $    2,578,056
2013                                                 3,256,429
2012                                                 2,151,461

2014                International Value            $   618,528             $     34,280,803       $      502,255
2013                                                   792,510
2012                                                 1,306,782

2014                Growth and Income              $ 1,747,038             $  2,264,422,680       $    1,497,127
2013                                                 1,562,572
2012                                                 1,793,568

2014                Core Opportunities             $   103,759             $    201,820,912       $      100,080
2013                                                   107,623
2012                                                   126,872

2014                Global Risk Allocation         $   501,930             $    112,759,793       $       71,296
2013                                                   383,183
2012                                                   540,726

2014                Equity Income                  $ 1,365,055             $  1,367,814,342       $    1,145,866
2013                                                 1,137,393
2012                                                   434,575

2014                Global Real Estate             $   369,025             $    234,002,739       $      325,081
2013                                                   485,372
2012                                                   334,433

            The Funds may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

            The aggregate amount of brokerage commissions paid to the Affiliated Brokers during each Fund's three most recent fiscal years, and, during the most recent fiscal year, the Affiliated Brokers' percentage of the aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are set forth below:

                                                   Aggregate       Aggregate
                                                   Brokerage       Brokerage
                                                   Transactions    Commissions
                                                   Allocated to    Allocated to
                                                   Persons or      Persons or
                                                   Firms Because   Firms Because
                                     Aggregate     of Research     of Research
Fiscal Year                          Amount        Services        Services
Ended                                of            Provided to     Provided to
October 31/                          Brokerage     the Funds or    the Funds or
November 30  Fund                    Commissions   the Adviser     the Adviser
-----------  ----                    -----------   ------------    -----------

2014         International Value        $     0         0%               0%
2013                                      1,660
2012                                     14,264

2014         Growth and Income          $ 5,187       .30%             .53%
2013                                         53
2012                                      2,519

2014         Core Opportunities         $   253       .24%             .34%
2013                                        167
2012                                      1,731

2014         Global Risk Allocation     $     0         0%               0%
2013                                          0
2012                                        443

2014         Global Real Estate         $ 1,188       .32%             .30%
2013                                      2,626
2012                                          0

Disclosure of Portfolio Holdings
--------------------------------

            Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Fund or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

            The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.ABglobal.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Funds; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

The Trust
---------

            The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act. On January 20, 2015, the Trust changed its name from "AllianceBernstein Trust" to "AB Trust."

            The Declaration of Trust permits the Directors to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

            The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

            Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Directors. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

The Companies
-------------

GROWTH AND INCOME

            Growth and Income was organized as a corporation in Maryland in 1932 under the name "Dividend Shares, Inc." The Fund changed its name to "Alliance Growth and Income Fund" on October 20, 1989, to "AllianceBernstein Growth and Income Fund, Inc." on March 31, 2003, and to "AB Growth and Income Fund, Inc." on January 20, 2015.

CORE OPPORTUNITIES

            Core Opportunities was incorporated under the laws of the State of Maryland on July 6, 1999, as "Alliance Disciplined Value Fund, Inc." The Fund changed its name to "AllianceBernstein Disciplined Value Fund, Inc." on February 28, 2001, to "AllianceBernstein Focused Growth & Income Fund, Inc." on December 15, 2004, to "AllianceBernstein Core Opportunities Fund, Inc." on March 1, 2010, and to "AB Core Opportunities Fund, Inc." on January 20, 2015.

GLOBAL RISK ALLOCATION

            Global Risk Allocation is a Maryland corporation organized in 1932. The Fund changed its name to "Alliance Balanced Shares" on March 10, 1987, to "AllianceBernstein Balanced Shares, Inc." on March 31, 2003, to
AllianceBernstein Global Risk Allocation Fund, Inc. on October 5, 2012, and to "AB Global Risk Allocation Fund, Inc." on January 20, 2015.

EQUITY INCOME

            Equity Income is a Maryland corporation organized in 1980 under the name "Alliance Utility Income Fund, Inc." The name of the Fund became "AllianceBernstein Utility Income Fund, Inc." on February 28, 2001. The Fund changed its name to "AllianceBernstein Equity Income Fund, Inc." on September 1, 2010, and to "AB Equity Income Fund, Inc." on January 20, 2015.

GLOBAL REAL ESTATE

            Global Real Estate is a Maryland corporation organized in 1996 under the name "Alliance Real Estate Investment Fund, Inc." The Fund changed its name to "AllianceBernstein Real Estate Investment Fund, Inc." on February 28, 2001, to "AllianceBernstein Global Real Estate Investment Fund, Inc." on March 1, 2007, and to "AB Global Real Estate Investment Fund, Inc." on January 20, 2015.

ALL FUNDS

            It is anticipated that annual shareholder meetings will not be held for the Funds; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

            A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution and transfer agency expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Principal Holders
-----------------

            To the knowledge of each Fund, the following persons owned of record or beneficially, 5% or more of a class of outstanding shares of the Fund as of February 6, 2015:

                                                                             No. of                     % of
Fund                  Name and Address                                       Shares                    Class
----                  ----------------                                       ------                    -----
Value Fund            First Clearing, LLC
                      Special Custody Account for the
Class A               Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                256,485                  5.97%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                                  254,803                  5.93%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               613,110                 14.27%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                376,635                  8.76%


Value Fund            First Clearing, LLC
                      Special Custody Acct for the Exclusive
Class B               Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                  8,771                  5.76%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                 9,821                  6.45%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                  8,434                  5.54%

Value Fund            First Clearing, LLC
                      Special Custody Acct for the Exclusive
Class C               Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                111,136                  8.83%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               341,664                 27.15%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     197,017                 15.66%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 92,724                  7.37%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Dept. Manager
                      1000 Harbor Blvd., 5th Floor
                      Weehawken, NJ 07086-6761                                   93,621                  7.44%

Value Fund            American United Life Cust
                      FBO American United Trust
Class R               Separate Accounts Administration
                      P.O. Box 368
                      Indianapolis, IN 46206-0368                                10,508                  7.59%

                      American United Life Cust.
                      FBO AUL American Group
                      Retirement Annuity
                      Separate Accounts Administration
                      P.O. Box 368
                      Indianapolis, IN 46206-0368                                 7,942                  5.74%

                      Hartford Life Insurance Company
                      Separate Account
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT 06104-2999                                    20,803                 15.03%

                      MG Trust Co. Cust. FBO
                      Cross Shore Capital Management, LLC
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                      22,978                 16.61%

                      MG Trust Company Cust. FBO
                      The Door Stop, LLC
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                       8,868                  6.41%

Value Fund            Great-West Trust Company LLC
                      TTEE C Cardiology PC PSP
Class K               8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           60,581                  6.90%

                      Great-West Trust Company LLC
                      TTEE C Informa Financial Information
                      Inc. D
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           90,881                 10.36%

                      Great-West Trust Company LLC
                      TTEE C Minnesota Surgical
                      Associates
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           44,837                  5.11%

                      Orchard Trust Co. LLC TTEE
                      FBO Nadler Nadler & Burdman Co.
                      LPA MPPP & Trust
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80222-5002                          109,535                 12.48%

Value Fund            MLPF&S for the Sole Benefit of its
                      Customers
Class I               Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               148,573                 61.56%

                      Arthur F. Grant, Beda L. Johnson Or
                      Don Taylor TTEES
                      Cadaret, Grant 401K/PSP
                      110 W. Fayette Street, Floor 5
                      Syracuse, NY 13202-1324                                    73,583                 30.49%

Discovery             Charles Schwab & Co.
Value                 For the Exclusive Benefit of Customers
                      Mutual Fund Operations
Class A               211 Main Street
                      San Francisco, CA 94105-1905                            2,351,552                  7.58%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             3,932,241                 12.68%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                   2,103,574                  6.78%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                              1,825,014                  5.88%

Discovery             First Clearing, LLC
Value                 Special Custody Acct for the Exclusive
                      Benefit of Customer
Class B               2801 Market Street
                      Saint Louis, MO 63103-2523                                 30,649                  5.68%

                      MLPF&S for the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               138,217                 25.61%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers / Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                      29,157                  5.40%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 37,664                  6.98%

Discovery             First Clearing, LLC
Value                 Special Custody Acct for the Exclusive
                      Benefit of Customer
Class C               2801 Market Street
                      Saint Louis, MO 63103-2523                                785,933                  8.50%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             2,586,074                 27.98%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                   1,069,520                 11.57%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                     700,976                  7.58%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                646,281                  6.99%

                      Raymond James
                      Omnibus for Mutual Funds
                      Attn: Courtney Waller
                      880 Carillon Parkway
                      St. Petersburg, FL 33716-1102                             471,493                  5.10%

Discovery             Hartford Life Insurance Company
Value                 Separate Account
                      Attn: UIT Operations
Class R               P.O. Box 2999
                      Hartford, CT 06104-2999                                 1,664,031                 24.42%

                      ING Life Insurance and Annuity
                      Company Qualified Plan
                      1 Orange Way
                      Windsor, CT 06095-4773                                    403,862                  5.93%

                      MLPF&S For the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               369,942                  5.43%

                      State Street Corporation TTEE
                      C/F ADP Access
                      1 Lincoln Street
                      Boston, MA 02111-2901                                     781,110                 11.46%

Discovery             Nationwide Life Insurance Company
Value                 QPVA
                      C/O IPO Portfolio Accounting
Class K               P.O. Box 182029
                      Columbus, OH 43218-2029                                   220,890                  6.45%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                   397,284                 11.60%

                      New York Life Trust Company FBO
                      Southern California Pipe Traders
                      401(k) Plan
                      51 Madison Ave., Rm 117A
                      New York, NY 10010-1612                                   503,033                 14.69%


Discovery             Charles Schwab & Co.
Value                 For the Exclusive Benefit of Customers
                      Mutual Fund Operations
Class I               211 Main Street
                      San Francisco, CA 94105-1905                            1,772,123                 11.70%

                      FIIOC As Agent for Certain Employee
                      Benefit Plans
                      100 Magellan Way KWIC
                      Covington, KY 41015-1987                                1,352,345                  8.93%

                      ING National Trust
                      Qualified Plan
                      3 Orange Way
                      Windsor, CT 06095-4773                                  1,782,995                 11.77%

                      MAC & Co. A/C MRHF0018022
                      FBO Mercer
                      Attn: Mutual Fund Operations
                      P.O. Box 3198
                      525 William Penn Place
                      Pittsburgh, PA 15230-3198                               2,538,466                 16.76%

                      MG Trust Company Cust. FBO
                      United of Omaha for Various Ret. Pla.
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                     934,846                  6.17%

                      Minnesota Life Separate Account
                      (An Insurance Co. Exempt GR
                      Annuity)
                      400 Robert Street North
                      Saint Paul, MN 55101-2037                               1,626,602                 10.74%

                      Wilimington Trust RISC
                      Cust FBO
                      Paul Hastings LLP Defined Contrib
                      PO Box 52129
                      Phoenix, AZ 85072-2129                                  1,229,700                  8.12%

Discovery             CollegeBound Fund
Value                 CBF - AllianceBernstein Small Cap
                      Customized Allocation 529 Plan
Advisor Class         1345 Avenue of the Americas
                      New York, NY 10105-0302                                 2,509,202                  5.27%

                      MAC & Co. A/C QHSF1001402
                      Mutual Fund Operations
                      P.O. Box 3198
                      525 William Penn Place
                      Pittsburgh, PA 15230-3198                               3,307,376                  6.95%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             2,932,945                  6.17%

Discovery Value       BRICS & CO
                      FBO Everest Reinsurance
Class Z               340 S Cleveland Ave 1st FL OH1 0481
                      Westerville, OH 43081-8917                                546,398                 21.42%

                      FIIOC As Agent For Certain EMPLY
                      Benefits Plans
                      100 Magellan Way
                      Covington, KY 41015-1987                                  237,836                  9.32%

                      MAC & Co
                      Mutual Fund Operations
                      PO Box 3198
                      525 William Penn Place
                      Pittsburgh, PA 15230-3198                                 511,841                 20.07%

                      Reliance Trust Company FBO
                      Retirement Plans Serviced by MetLife
                      C/O Fascore LLC
                      8515 E Orchard Road 2T2
                      Greenwood VLG Co 80111-5002                               737,688                 28.92%


International         Hartford Life Insurance Company
Value                 Separate Account
                      Attn: UIT Operations
Class A               P.O. Box 2999
                      Hartford, CT 06104-2999                                   984,676                  6.59%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             1,365,976                  9.15%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II 3rd Floor
                      Jersey City, NJ 07311                                     820,995                  5.50%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                   2,023,821                 13.55%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                881,471                  5.90%

International         First Clearing, LLC
Value                 Special Custody Acct for the Exclusive
                      Benefit of Customer
Class B               2801 Market Street
                      Saint Louis, MO 63103-2523                                 48,903                 10.18%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East,
                      2nd Floor
                      Jacksonville, FL 32246-6484                                64,443                 13.42%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                      40,740                  8.48%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                      29,852                  6.22%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 52,114                 10.85%

International         First Clearing, LLC
Value                 Special Custody Account for the
                      Exclusive Benefit of Customer
Class C               2801 Market Street
                      Saint Louis, MO 63103-2523                                382,271                  6.88%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             1,794,245                 32.31%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     981,644                 17.68%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                294,925                  5.31%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Dept. Manager
                      1000 Harbor Blvd., 5th Floor
                      Weehawken, NJ 07086-6761                                  339,941                  6.12%

International         Hartford Life Insurance Company
Value                 Separate Account
                      Attn: UIT Operations
Class R               P.O. Box 2999
                      Hartford, CT 06104-2999                                   674,522                 38.01%

                      Reliance Trust Co Custodian
                      FBO MassMutual Omnibus PPL
                      PO Box 48529
                      Atlanta, GA 30362-1529                                    209,814                 11.82%

                      MLPF&S For the Sole Benefit
                      Of Its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               231,760                 13.06%

International         Great-West Trust Company LLC
Value                 TTEE C
                      Minnesota Surgical Associates
Class K               8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           89,222                  8.09%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                   347,054                 31.46%

                      WTRISC As TTEE FBO
                      EPlan Services Group Trust
                      C/O Mutual Funds
                      P.O. Box 52129
                      Phoenix, AZ 85072-2129                                     96,200                  8.72%

International         Arthur F. Grant, Beda L. Johnson Or
Value                 Don Taylor TTEES
                      Cadaret, Grant 401K/PSP
Class I               110 W. Fayette St., 5th Floor
                      Syracuse, NY 13202-1324                                    25,353                  9.54%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                    40,859                 15.38%

                      Sanford Bernstein & Co. LLC
                      One North Lexington Avenue
                      White Plains, NY 10601-1712                                30,728                 11.57%

                      SEI Private Trust Co.
                      First Tennessee Bank
                      Attn: Mutual Funds
                      One Freedom Valley Drive
                      Oaks, PA 19456-9989                                        79,156                 29.80%

                      TD Ameritrade FBO
                      Voya Instl Co As Cust
                      PSP For EMP of AllianceBernstein LP
                      FBO Kevin Simms
                      7 S Farm Road
                      PRT Washington, NY 11050-1131                              50,858                 19.14%

                      US Bank
                      FBO SD Electrical Annuity Plan
                      1555 N. Rivercenter Drive, Suite 302
                      Milwaukee, WI 53212-3958                                   17,056                  6.42%

International         Charles Schwab & Co.
Value                 For the Exclusive Benefit of Customers
                      Mutual Fund Operations
Advisor Class         211 Main Street
                      San Francisco, CA 94105-1905                              343,729                  5.06%

                      First Clearing, LLC
                      Special Custody Account for the
                      Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                715,569                 10.52%

                      MLPF&S For the Sole Benefit
                      Of Its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               569,620                  8.38%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     630,440                  9.27%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                879,629                 12.94%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Department Manager
                      1000 Harbor Blvd 5th Floor
                      Weehawken, NJ 07086-6761                                1,511,767                 22.23%


Growth and Income     First Clearing, LLC
                      Special Custody Acct For the
Class A               Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                             18,124,916                  7.61%

                      MLPF&S For the Sole Benefit of Its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                            23,928,589                 10.04%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                             19,421,238                  8.15%

Growth and            MLPF&S For the Sole Benefit of its
Income                Customers
                      Attn: Fund Admin
Class B               4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               317,737                  5.86%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                380,987                  7.02%

Growth and            First Clearing, LLC
Income                Special Custody Acct For the
                      Exclusive Benefit of Customer
Class C               2801 Market Street
                      Saint Louis, MO 63103-2523                              4,011,177                  9.96%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL  32246-6484                           10,321,414                 25.63%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                   5,547,396                 13.78%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2502                             2,689,274                  6.68%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Department Manager
                      1000 Harbor Blvd., 5th Floor
                      Weehawken, NJ 07086-6761                                3,104,464                  7.71%

Growth and Income     Charles Schwab Bank Cust.
                      Professional Emergency Phys. PSP
Class R               2423 East Lincoln Drive
                      Phoenix, AZ 85016-1215                                    221,621                 16.85%

                      Liberty Bank of Arkansas
                      Southern Marketing Affiliates Inc.
                      401K Plan
                      Attn: Trust Dept.
                      715 Southwest Drive
                      Jonesboro, AR 72401-7034                                  110,684                  8.41%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL  32246-6484                              167,369                 12.72%

                      Reliance Trust Co Custodian
                      FBO MassMutual Omnibus PPl
                      PO Box 48529
                      Atlanta, GA 30362-1529                                     99,287                  7.55%

                      State Street Corporation TTEE
                      C/F ADP Access
                      1 Lincoln Street
                      Boston, MA 02111-2901                                     143,958                 10.94%

Growth and Income     Great-West Trust Company LLC
                      TTEE C John F. Dillon & Company
Class K               LLC 401K
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           74,056                  7.43%

                      Great-West Trust Company LLC
                      TTEE C Minnesota Surgical
                      Associates
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                          199,233                 20.00%

                      ING National Trust
                      Qualified Plan
                      4 Orange Way
                      Windsor, CT 06095-4773                                    455,727                 45.74%

                      Nationwide Trust Company FSB
                      c/o IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                    56,057                  5.63%

Growth and            DCGT Trustee & OR Custodian
Income                FBO Principal Financial Group
                      Qualified Plan FIA Omnibus
Class I               Attn: NPIO Trade Desk
                      711 High Street
                      Des Moines, IA 50392-0001                                 144,008                  5.61%

                      NFS LLC FEBO
                      State Street Bank Trust Co.
                      TTEE Various Retirement Plans
                      440 Mamaroneck Avenue
                      Harrison, NY 10528-2418                                 1,229,190                 47.92%

                      VRSCO
                      FBO AIGFSB Custodian Trustee FBO
                      Oakwood Healthcare 403B
                      2727A Allen Pkwy # 4-D1
                      Houston, TX 77019-2107                                    770,735                 30.04%

                      Wilmington Trust RISC As Ttess FBO
                      Systems Alternatives International
                      PO Box 52129
                      Phoenix, AZ 85072-2129                                    275,380                 10.73%

Growth and            CollegeBound Fund
Income                CBF-Aggressive Growth 2002-2004
                      529 Plan
Advisor Class         1345 Avenue of the Americas
                      New York, NY 10105-0302                                13,120,827                  5.30%

                      CollegeBound Fund
                      CBF-Balanced Portfolio
                      529 Plan
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                14,103,870                  5.69%

                      CollegeBound Fund
                      AGE Based Port 1999-2001
                      Aggressive Growth 529 Plan
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                17,881,954                  7.22%

                      CollegeBound Fund
                      CBF-Growth & Income
                      Customized Portfolio 529 Plan
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                25,055,256                 10.11%

                      CollegeBound Fund
                      CBF-Growth Portfolio
                      529 Plan
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                75,885,043                 30.63%

                      CollegeBound Fund
                      Growth Emphasis
                      Age Based Portfolio 1999-2001
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                13,340,232                  5.39%

Growth and            AB MMSRETIREMENT Vintage
Income                2025
                      1345 Avenue of the Americas
Class Z               New York, NY 10105-0302                                    13,019                  5.06%

                      AB MMSRETIREMENT Vintage
                      2030
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    16,738                  6.51%

                      AB MMSRETIREMENT Vintage
                      2035
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    24,178                  9.40%

                      AB MMSRETIREMENT Vintage
                      2040
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    43,863                 17.05%

                      AB MMSRETIREMENT Vintage
                      2045
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    30,602                 11.89%

                      AB MMSRETIREMENT Vintage
                      2050
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    29,757                 11.56%

                      AB MMSRETIREMENT Vintage
                      2055
                      1345 Avenue of the Americas
                      New York, NY 10105-0302                                    39,085                 15.19%

                      VRSCO FBO AIGFSG Cust Ttee FBO
                      Holy Cross Hospital 403B
                      2727A Allen Pkwy # 4-D1
                      Houston, TX 77019-2107                                     25,845                 10.04%

Core Opportunities    First Clearing, LLC
                      Special Custody Acct for the Exclusive
Class A               Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                353,069                  5.90%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                                  408,004                  6.81%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               572,570                  9.56%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     316,761                  5.29%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                     400,052                  6.68%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                663,112                 11.07%

Core Opportunities    MLPF&S for the Sole Benefit of its
                      Customers
Class B               Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                19,964                  9.32%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 12,622                  5.90%

Core                  First Clearing, LLC
Opportunities         Special Custody Account for the
                      Exclusive Benefit of Customer
Class C               2801 Market Street
                      Saint Louis, MO 63103-2523                                181,785                  9.25%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                                  117,726                  5.99%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               374,374                 19.05%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     149,804                  7.62%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                     151,885                  7.73%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                308,950                 15.72%

                      Raymond James
                      Omnibus for Mutual Funds
                      Attn: Courtney Waller
                      880 Carillon Parkway
                      St. Petersburg, FL 33716-1102                             137,179                  6.98%

Core                  American United Life Cust FBO
Opportunities         American United Trust
                      Separate Accounts Administration
Class R               P.O. Box 368
                      Indianapolis, IN 46206-0368                                39,992                 15.15%

                      American United Life Cust FBO
                      AUL American Group Retirement
                      Annuity
                      Separate Accounts Administration
                      P.O. Box 368
                      Indianapolis, IN 46206-0368                                36,403                 13.79%

                      Ascensus Trust Co FBO
                      Crittenden Health Systems 401(k) SA
                      PO Box 10758
                      Fargo, ND 58106-0758                                       21,083                  7.99%

                      MG Trust Company Cust. FBO
                      Englewood Marketing Group 401(K)
                      Plan
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                      56,790                 21.51%

                      MG Trust Company Cust. FBO
                      Mechanical Contractors Assoc 401(K)
                      Plan
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                      14,723                  5.58%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                18,923                  7.17%

Core Opportunities    MG Trust Company Cust. FBO
                      Compass Medical PC
Class K               717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                      72,807                 32.80%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                   115,684                 52.11%



Core                  Mid Atlantic Trust Co FBO
Opportunities         Manuel Corp 401K PSP & Trust
                      1251 Waterfront Place
Class I               Suite 525
                      Pittsburgh, PA 15222-4228                                   2,318                 11.42%

                      Nationwide Trust Co FSB
                      C/O Portfolio Accounting
                      PO Box 182029
                      Columbus, OH 43218-2029                                     7,103                 34.99%

                      TD Ameritrade FBO
                      Voya Instl Trust Co As Cust
                      PSP For Emp of AllianceBernstein LP
                      FBO Frank Caruso
                      313 Port Washington Blvd
                      Prt Washington, NY 11050-4548                              10,186                 50.18%

Core Opportunities    First Clearing, LLC
                      Special Custody Account for the
Advisor Class         Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                164,942                 40.37%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                                   24,370                  5.97%

                      NFS LLC FEBO
                      Charles M Allen
                      Charles M & Mary M Allen Ttee
                      15466 Los Gatos Blvd
                      Suite 109 PMB 132
                      Los Gatos, CA 95032-2550                                   21,041                  5.15%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 58,664                 14.36%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Department Manager
                      1000 Harbor Blvd, 5th Floor
                      Weehawken, NJ 07086-6761                                   63,460                 15.53%


Global Risk           First Clearing, LLC
Allocation            Special Custody Acct For the
                      Exclusive Benefit of Customer
Class A               2801 Market Street
                      Saint Louis, MO 63103-2523                              1,198,560                  6.44%

                      JP Morgan Clearing Corp. Omni Acct
                      For the Exclusive Benefit of Customers
                      3 Chase Metrotech Center
                      3rd Floor Mutual Fund Department
                      Brooklyn, NY 11245-0001                                 1,456,967                  7.83%

                      MLPF&S For the Sole Benefit of Its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             2,127,041                 11.44%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customer/Attn: Mutual Funds Dept
                      499 Washington Blvd, 4th Floor
                      Jersey City, NJ 07303-2052                                932,613                  5.01%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                              1,632,598                  8.78%

Global Risk           JP Morgan Clearing Corp. Omni Acct
Allocation            For the Exclusive Benefit of Customers
                      3 Chase Metrotech Center
Class B               3rd Floor Mutual Fund Department
                      Brooklyn, NY 11245-0001                                    64,617                  8.94%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               131,854                 18.23%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 73,291                 10.14%

Global Risk
Allocation            First Clearing, LLC
                      2801 Market Street
Class C               Saint Louis, MO 63103-2523                                437,210                 11.57%

                      MLPF&S For the Sole Benefit of Its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               906,428                 23.99%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     377,082                  9.98%

                      Pershing LLC
                      PO Box 2052
                      Jersey City, NJ 07303-2052                                204,872                  5.42%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Department Manager
                      1000 Harbor Boulevard, 5th Floor
                      Weehawken, NJ 07086-6761                                  197,088                  5.22%

Global Risk           Great-West Trust Company LLC
Allocation            TTEE F
                      Employee Benefits Clients 401K
Class R               8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           16,090                  6.49%

                      Hartford Life Insurance Company
                      Separate Account
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT 06104-2999                                    60,970                 24.59%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                14,969                  6.04%

                      Reliance Trust Co.
                      FBO Act Nextmed 401K
                      P.O. Box 48529
                      Atlanta, GA 30362-1529                                     84,840                 34.22%

                      TD Ameritrade Trust Company
                      P.O. Box 17748
                      Denver, CO 80217-0748                                      24,904                 10.05%

Global Risk           Great-West Trust Company LLC
Allocation            TTEE F
                      Employee Benefits Clients 401K
Class K               8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           10,046                  7.80%

                      Great-West Trust Company LLC
                      TTEE C
                      Miller Shpiece & Tischler PC RSP
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                            8,138                  6.32%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                    51,461                 39.96%

                      VRSCO
                      Attn: Chris Bauman
                      2727-A Allen Parkway
                      Houston, TX 77019-2107                                     18,205                 14.13%

                      VRSCO
                      Attn: Chris Bauman
                      2727-A Allen Parkway
                      Houston, TX 77019-2107                                      8,310                  6.45%

                      VRSCO
                      Attn: Chris Bauman
                      2727-A Allen Parkway
                      Houston, TX 77019-2107                                      7,205                  5.59%

Global Risk           FIIOC FBO
Allocation            Arbella 401K Savings Plan
                      100 Magellan Way Covington, KY
Advisor Class         41015-1987                                                 99,855                  7.55%

                      Great-West Trust Company LLC
                      TTEE C FBO: College of Westchester
                      Business School 401K
                      C/O Fascore LLC
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           75,699                  5.73%

                      MLPF&S For the Sole Benefit of Its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr E Floor 2
                      Jacksonville, FL 32246-6484                                69,709                  5.27%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II 3rd Floor
                      Jersey City, NJ 07311                                     129,184                  9.77%

                      NFS LLC FBO
                      Richard S Levy
                      Barbara G Levy
                      2203 Ocean Avenue Unit 102
                      Santa Monica, CA 90405-2274                                66,988                  5.07%

                      Providence Ear Nose & Throat Assoc.
                      Inc. 401K PS Plan
                      Steven W. Fisher TTEE
                      2112 Providence Avenue
                      Chester, PA 19013-5507                                    159,315                 12.05%

Equity Income         First Clearing, LLC
                      Special Custody Acct For the
Class A               Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                              1,320,327                  7.74%

                      JP Morgan Clearing Corp. Omni Acct
                      For the Exclusive Benefit of Customers
                      3 Chase Metrotech Center
                      3rd Floor Mutual Fund Department
                      Brooklyn, NY 11245-0001                                 1,019,527                  5.98%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      PO Box 509046
                      San Diego, CA 92150-9046                                  865,467                  5.08%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             2,078,568                 12.19%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                   1,466,352                  8.60%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                              2,208,198                 12.95%

Equity Income         First Clearing, LLC
                      Special Custody Acct For the
Class B               Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                 17,209                  5.84%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                47,098                 15.99%

                      National Financial Services LLC
                      For the Exclusive Benefit
                      Of Our Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                      21,500                  7.30%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                 24,086                  8.18%

Equity Income         First Clearing, LLC
                      Special Custody Acct For the Exclusive
Class C               Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                                742,376                 13.44%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             1,133,557                 20.53%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     416,380                  7.54%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                683,565                 12.38%

                      Raymond James
                      Omnibus for Mutual Funds
                      Attn: Courtney Waller
                      880 Carillon Parkway
                      St. Petersburg, FL 33716-1102                             685,511                 12.41%

Equity Income         Capital Bank & Trust Company
                      TTEE F
Class R               Ashok & Yogini Kathari PSP 401K
                      8515 E. Orchard Rd., 2T2
                      Greenwood Village, CO 80111-5002                           43,136                  6.52%

                      ING Life Insurance and Annuity
                      Company Qualified Plan
                      2 Orange Way
                      Windsor, CT 06095-4773                                     69,693                 10.54%

                      Reliance Trust Co Custodian
                      FBO MassMutual Omnibus PPL
                      PO Box 48529
                      Atlanta, GA 30362-1529                                     36,543                  5.53%

                      State Street Bank
                      FBO ADP Access Product
                      1 Lincoln Street
                      Boston, MA 02111-2901                                     224,334                 33.93%

Equity Income         Great-West Trust Company LLC
                      TTEE C
Class K               Digestive Healthcare of Georgia PC
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           15,701                  5.86%

                      Great-West Trust Company LLC
                      TTEE FBO Richardson Kontogouris
                      Emerson LLP 401K Plan
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           19,805                  7.39%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      P.O. Box 182029
                      Columbus, OH 43218-2029                                   163,476                 60.97%

Equity Income         Emjay Corporation Custodian FBO
                      Plans of Great West Financial
Class I               8515 E Orchard Rd 2T2
                      Greenwood VLG, CO 80111-5002                               15,205                 12.73%

                      Lincoln Retirement Services Co.
                      FBO Austin Travis County M H M R
                      P.O. Box 7876
                      Fort Wayne, IN 46801-7876                                  23,754                 19.89%

                      Lincoln Retirement Services Co.
                      FBO Austin Travis County M H M R
                      P.O. Box 7876
                      Fort Wayne, IN 46801-7876                                  23,754                 19.89%

                      Nationwide Trust Company FSB
                      C/O IPO Portfolio Accounting
                      PO Box 182029
                      Columbus, OH 43218-2029                                    22,811                 19.10%

                      TD Ameritrade FBO
                      Voya Instl Trust Co As Cust
                      PSP For Emp of AllianceBernstein LP
                      FBO William Marsalise
                      23 Woodvale Dr
                      Syosset, NY 11791-1213                                      8,824                  7.39%

Equity Income         First Clearing, LLC
                      Special Custody Acct For the
Advisor Class         Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523                              1,161,398                  9.71%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr. East
                      2nd Floor
                      Jacksonville, FL 32246-6484                             1,016,764                  8.50%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                              2,377,044                 19.88%

                      PIMS/Prudential Retirement Plan
                      Nominee Trustee Custodian
                      New York City
                      160 Water Street, Room 620
                      New York, NY 10038-5037                                 1,531,750                 12.81%

Global Real           LPL Financial
Estate                FBO Customer Accounts
                      Attn: Mutual Fund Operations
Class A               P.O. Box 509046
                      San Diego, CA 92150-9046                                  522,605                  7.19%

                      MLPF&S for the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               677,651                  9.32%

                      National Financial Services LLC
                      For the Exclusive Benefit of Our
                      Customers
                      Attn: Mutual Funds Dept.
                      499 Washington Blvd., 4th Floor
                      Jersey City, NJ 07310                                     815,734                 11.22%

Global Real           MLPF&S for the Sole Benefit of its
Estate                Customers
                      Attn: Fund Admin
Class B               4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                                 8,944                  7.54%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                  6,763                  5.70%

Global Real           First Clearing, LLC
Estate                Special Custody Account for the
                      Exclusive Benefit of Customer
Class C               2801 Market Street
                      Saint Louis, MO 63103-2523                                 84,081                  5.40%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               298,452                 19.16%

                      Morgan Stanley Smith Barney
                      Harborside Financial Center
                      Plaza II, 3rd Floor
                      Jersey City, NJ 07311                                     196,223                 12.60%

                      National Fiancial Services LLC
                      For the Exclusive Benefit of Our
                      Customers/Attn Mutual Funds Dept
                      499 Washington Blvd, 4th Floor
                      Jersey City, NJ 07310                                      80,100                  5.14%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052                                296,403                 19.03%

Global Real           Reliance Trust Co Custodian
Estate                FBO MassMutual Omnibus PPL
                      PO Box 48529
Class R               Atlanta, GA 30362-1529                                     67,373                  9.45%

                      State Street Bank
                      FBO ADP Access Product
                      1 Lincoln Street
                      Boston, MA 02111-2901                                     170,088                 23.86%

Global Real           Great-West Trust Company LLC
Estate                TTEE C
                      Tristate HVAC Equipment LLP 401K
Class K               8515 E Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           42,337                  5.22%

                      Orchard Trust Co. LLC TTEE
                      FBO Nadler Nadler & Burdman Co.
                      LPA MPPP & Trust
                      8515 E. Orchard Road, 2T2
                      Greenwood Village, CO 80111-5002                           47,162                  5.81%

Global Real           Great-West Trust Company LLC
Estate                TTEE C Webcor Builders 401K PSP
                      8515 E. Orchard Road, 2T2
Class I               Greenwood Village, CO 80111-5002                           92,696                 59.66%

                      MG Trust Company Cust FBO
                      Perfection Servo Hydraulics Inc. 4
                      717 17th Street, Suite 1300
                      Denver, CO 80202-3304                                      10,940                  7.04%

                      Wilmington Trust Risc TTEE
                      C/F Bowie Gridley Architects 401K
                      P.O. Box 52129
                      Phoenix, AZ 85072-2129                                     26,480                 17.04%

Global Real           First Clearing, LLC
Estate                Special Custody Account for the
                      Exclusive Benefit of Customer
Advisor Class         2801 Market Street
                      Saint Louis, MO 63103-2523                                298,134                 12.58%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA 92150-9046                                  359,954                 15.19%

                      MLPF&S For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Dr., East
                      2nd Floor
                      Jacksonville, FL 32246-6484                               570,215                 24.06%

                      UBS WM USA
                      Omni Account M/F
                      Attn: Dept. Manager
                      1000 Harbor Blvd., 5th Floor
                      Weehawken, NJ 07086-6761                                  640,860                 27.04%

Custodian
---------

            State Street Bank and Trust Company ("State Street"), c/o State Street Corporation CCB/5, 1 Iron Street, Boston, Massachusetts 02210, acts as the custodian for the assets of Value Fund, Discovery Value, International Value, Growth and Income, Core Opportunities, Global Risk Allocation and Equity Income Fund and as their accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into sub-custodial agreements for the holding of each Fund's foreign securities.

            Brown Brothers Harriman & Co. ("Brown Brothers"), 50 Post Office Square, Boston, MA 02110, acts as the custodian for the assets of Global Real Estate Investment Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Distribution Services Agreement, each Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for each of the Funds.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Funds, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

            The Funds have adopted the Adviser's proxy voting policies and procedures. A description of the Adviser's proxy voting policies and procedures is attached as Appendix A.

            Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2014 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Funds' website at www.ABglobal.com; or both; and (ii) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of each of Value Fund, Discovery Value, International Value, Core Opportunities, Global Real Estate, Global Risk Allocation and Equity Income for the fiscal year ended November 30, 2014 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the SEC on February 4, 2015. Each Fund's annual report is available without charge upon request by calling ABIS at
(800) 227-4618 or on the Internet at www.ABglobal.com.

            The financial statements of Growth and Income for the fiscal year ended October 31, 2014 and the reports of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report for the Fund was filed on Form N-CSR with the SEC on January 7, 2015. The Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.ABglobal.com.

[LOGO]
[A/B]                                                               Appendix A


                         Proxy Voting Policy Statement

Introduction

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

Our Proxy Voting Policy ("Proxy Voting Policy" or "Policy"), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB's investment management subsidiaries and investment services groups investing on behalf of clients globally. Both this Statement and the Policy are intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently. Copies of the Policy, our voting records, as noted below in "Voting Transparency", and other related documents can be found on our Internet site (www.abglobal.com).

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from the Policy.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

Research Services

We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.

Proxy Voting Guidelines

Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in the Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AB-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and ISS's recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, is consistent with a client's position and is contrary to ISS's recommendation, we refer to proposed vote to our Independent Compliance Officer for his determination.

In addition, our Proxy Committee takes reasonable steps to verify that ISS continues to be independent, including an annual review of ISS's conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.abglobal.com) quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.